UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant [x]
Filed by a Party other than the Registrant ☐
Check the appropriate box:

X	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

KINGSWAY FINANCIAL SERVICES INC.
(Name of the Registrant as Specified In Its Charter )

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF
KINGSWAY FINANCIAL SERVICES INC.
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
FOR THE MEETING TO BE HELD ON MONDAY, MAY 13, 2013

DATED APRIL , 2013

NOTICE IS HEREBY GIVEN THAT an annual and special meeting (the “Meeting”) of the shareholders of Kingsway Financial Services Inc. (the “Corporation”) will be held at 1:00 p.m. (Toronto time) on Monday, May 13, 2013 at the offices of Norton Rose Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4, for the following purposes:

1)	To receive and consider the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2012 together with the report of the auditors thereon;

2)	To elect four directors of the Corporation to hold office for a term of one (1) year or until their successors are duly appointed;

3)
To appoint BDO USA LLP as the auditors of the Corporation for the fiscal year ending December 31, 2013 and to authorize the board of directors of the Corporation (the “Board”) to set the auditors' remuneration;

4)
To consider, and if thought advisable, approve, ratify and confirm the adoption of the 2013 Equity Incentive Plan by the Board, as more fully described in the accompanying management information circular and proxy statement;

5)
To consider, and if thought advisable, approve, ratify and confirm the adoption of the Option Exchange Program by the Board, as more fully described in the accompanying management information circular and proxy statement;

6)
To consider, and if thought advisable, approve a special resolution to amend the Corporation's articles of incorporation to create an unlimited number of preferred shares, issuable in series, and to be designated as “Class A Preferred Shares”, as more fully described in the accompanying management information circular and proxy statement;

7)	To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay); and

8)	To transact such other business as may properly come before the Meeting, and any postponements or adjournments thereof.
The accompanying management information circular and proxy statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice of Meeting.
Only shareholders of record at the close of business on April 8, 2013 are entitled to notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof.
SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON SHOULD COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY, AND RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, OR VOTE BY TELEPHONE OR OVER THE INTERNET.

Proxies to be used at the Meeting must be deposited with Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, before 1:00 p.m. (Toronto time) on Thursday, May 9, 2013, or if the meeting is adjourned or postponed, no later than 5:00 p.m. (Toronto time) on the second business day preceding the day to which the Meeting is adjourned or postponed. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.
By Order of the Board

“Spencer L. Schneider”
Spencer L. Schneider
Chairman
of the Board
Toronto, Ontario
April , 2013
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013
The Notice of Annual and Special Meeting of Shareholders, Management Information Circular and Proxy Statement and Annual Report on Form 10-K, including all amendments thereto, are available on our website, www.kingsway-financial.com.

LETTER TO SHAREHOLDERS
Dear Shareholder,
I would like to invite you to join the board of directors and senior management of Kingsway Financial Services Inc. at our next annual and special meeting, which convenes at 1:00 p.m. (Toronto time) on Monday, May 13, 2013, at the offices of Norton Rose Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4. At the meeting, you will be asked to receive and consider the consolidated financial statements, elect four directors, approve the appointment of BDO USA LLP as our independent registered public accounting firm, approve the adoption of the 2013 Equity Incentive Plan and the Option Exchange Program, and to consider the approval of the compensation of the named executive officers on a non-binding and advisory basis. You will also be asked to consider a special resolution to authorize an amendment to the Corporation's articles of incorporation to create a new class of preferred shares.
The accompanying management information circular and proxy statement provides you with detailed information about the creation of the new class of preferred shares, the 2013 Equity Incentive Plan and the Option Exchange Program. We encourage you to read the entire management information circular and proxy statement carefully. Our board of directors has determined that the creation of the new preferred shares and the adoption of the 2013 Equity Incentive Plan and the Option Exchange Program are in the best interests of our shareholders and recommends that you vote “FOR” their approval. If the 2013 Equity Incentive Plan is approved by shareholders, the board of directors does not currently intend to recommend any additional equity incentive plans in the foreseeable future.
Your vote is very important. We cannot implement a change to our articles of incorporation authorizing a new class of preferred shares unless two thirds of the votes cast at the meeting by the shareholders present (in person or by proxy) are cast in favor of approving these changes.
Whether or not you plan to attend the meeting, please complete, date, sign and return, as promptly as possible, the enclosed form of proxy in the accompanying reply envelope, or vote by telephone or the Internet. If you have Internet access, we encourage you to record your vote via the Internet. If you attend the annual and special meeting and vote in person, your vote in person will revoke any proxy previously submitted.
I appreciate your participation, and I look forward to seeing you on May 13, 2013 in Toronto.
Sincerely,
“Larry G. Swets, Jr.”
Larry G. Swets, Jr.
President and Chief Executive Officer

GENERAL PROXY INFORMATION
Solicitation of Proxies
This management information circular and proxy statement (the “Circular”) is furnished in connection with the solicitation of proxies by or on behalf of the management of Kingsway Financial Services Inc. (the “Corporation," "Kingsway," "us," or "we") for use at the annual and special meeting (the “Meeting”) of shareholders of the Corporation (the “shareholders”) to be held on Monday, May 13, 2013 at 1:00 p.m. (Toronto time) at the offices of Norton Rose Canada LLP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2Z4, or any adjournment or postponement thereof, for the purposes set out in the accompanying notice of meeting (the “Notice of Meeting”). The form of proxy and this Circular are being sent to shareholders on or about April , 2013.
The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal. The Corporation has also retained Kingsdale Shareholder Services Inc. (“Kingsdale”) in connection with the solicitation of proxies at a cost of $15,000 and reimbursement of disbursements related to the solicitation. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for such reasonable out-of-pocket expenses incurred by them. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing of this Circular and proxy material to shareholders, will be borne by the Corporation.
All of the dollar amounts in this Circular are expressed in U.S. dollars, except where otherwise indicated. References to "dollars" or "$" are to U.S. dollars, and any references to "CAD$" are to Canadian dollars.

Quorum
A quorum is required in order for the Meeting to be properly constituted. Two (2) or more shareholders personally present and representing, either in their own right or by proxy, not less than twenty-five percent (25%) of the issued shares of the Corporation shall constitute a quorum of the Meeting.

Voting Securities and Principal Holders Thereof
The authorized capital of the Corporation consists of an unlimited number of common shares (the “Shares” or “Common Shares”). As of the close of business on April 8, 2013, the record date for the Meeting (the “Record Date”), Common Shares were outstanding and entitled to be voted at the Meeting. Each Common Share is entitled to one (1) vote. The outstanding Common Shares are listed on the Toronto Stock Exchange (the “TSX”) and the New York Stock Exchange (the “NYSE”) under the symbol “KFS.”
The following table sets forth certain information regarding beneficial ownership or control or direction, directly or indirectly, of the Common Shares as of April 1, 2013, by: (i) each shareholder known by the Corporation to be a beneficial owner of more than 5% of the Corporation's outstanding Common Shares, which includes any person or company who, to the knowledge of the Corporation's directors and executive officers, beneficially owns or controls or directs, directly or indirectly, 5% or more of the Corporation's outstanding Common Shares; (ii) each director and director nominee of the Corporation; (iii) the Chief Executive Officer and each additional executive officer named in the 2012 summary compensation table under the heading “Executive Compensation” in this Circular; and (iv) all directors, director nominees and executive officers of the Corporation as a group. The Corporation believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the Common Shares indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is: 150 Pierce Road, 6th Floor, Itasca, IL, 60143.

Beneficial Owner	Number of Common Shares	Percent of Common Shares Outstanding(1)
Gregory P. Hannon	585,250	4.45%
Terence M. Kavanagh	572,250	4.35%
Spencer L. Schneider	5,750	0.04%
Joseph Stilwell	2,502,044	19.03%
Larry G. Swets, Jr.	260,025 (2)	1.98%
William A. Hickey, Jr.	zero	zero
Leonia Rodrigues	zero	zero
All Directors and Executive Officers as a Group (7 persons)	3,925,319	29.85%
Bruce Mitchell	1,425,619 (3)	10.84%

Notes:

(1)
Except as otherwise provided, all percentages are calculated based upon the total number of shares outstanding of 13,148,971 shares of the Corporation as of April 1, 2013, plus the number of options presently exercisable or exercisable within 60 days of April 1, 2013 by the named security holder.

(2)	Mr. Swets owns 257,500 Common Shares directly, and 2,525 Common Shares indirectly as a beneficial owner of the Shares held by InsRisk Equity Fund, LP.

(3)	The number of Common Shares held by Mr. Mitchell are as disclosed in Mr. Mitchell's press release dated February 10, 2012 and on the
System for Electronic Disclosure by Insiders (SEDI). Mr. Mitchell's address, per public disclosure is: Suite 108, 42 Antares Drive, Nepan, ON, K2G 7Y4.

Q&A on Proxy Voting
Q:    What am I voting on?

A:
Shareholders are voting on the following: (i) the election of directors of the Corporation; (ii) the appointment of the auditors of the Corporation; (iii) the approval of the 2013 Equity Incentive Plan; (iv) the approval of the Option Exchange Program; (v) the approval of a special resolution authorizing an amendment to the Corporation's articles of incorporation (“Articles”) to create a new class of preferred shares, issuable in series; and (vi) the approval of an advisory non-binding resolution approving the 2012 compensation of the named executive officers, as disclosed in this Circular.

Q:    Who is entitled to vote?

A:
Shareholders as of the close of business on the Record Date are entitled to vote. Each Common Share is entitled to one (1) vote on those items of business identified in the Notice of Meeting. The form of proxy you received indicates the number of Common Shares that you own and are entitled to vote.

Q:    Who can I call with questions?

A:
If you have questions about the information contained in this Circular or require assistance in completing your form of proxy, please call Kingsdale Shareholder Services Inc., the Corporation's proxy solicitation agent, toll-free at 1-866-851-4179. Further contact details for Kingsdale Shareholder Services are located on the back cover of this Circular.

Q:    How do I vote?
A:    If you are a registered shareholder there are a number of ways you can vote your Shares:

•	In Person: You may vote in person at the Meeting.

•
By Mail: You may sign the enclosed form of proxy appointing the named persons or some other person you choose, who need not be a shareholder, to represent you as proxyholder and vote your Shares at the Meeting.

•	By Telephone: You may vote your Shares by telephone. Shareholders located in Canada or in the United States may vote by telephone by following the instructions on the form of proxy.

•	By Internet: You may vote over the Internet by following the instructions on the form of proxy.
Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the form of proxy. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears on the form of proxy. These procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone you will not be able to appoint a proxyholder. If you vote by telephone or on the Internet, your vote must be received by 1:00 p.m. (Toronto Time), on May 9, 2013.
Q:    What if I plan to attend the Meeting and vote in person?

A:
If you are a registered shareholder and plan to attend the Meeting on May 13, 2013 and wish to vote your Shares in person at the Meeting, do not complete or return the form of proxy. When you arrive to vote in person at the Meeting, please register with the transfer agent, Computershare Investor Services Inc. (“Computershare”) and your vote will be counted in person. If your Shares are held in the name of a nominee and you wish to attend the Meeting, refer to the answer to the question “If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?” for voting instructions.

Q:    Who is soliciting my proxy?

A:
Your proxy is being solicited by or on behalf of management and the Board of the Corporation and the associated costs will be borne by the Corporation. The Corporation has also retained Kingsdale in connection with the solicitation of proxies at a cost of $15,000 and reimbursement of disbursements related to the solicitation. The solicitation will be made primarily by mail, but may also be made in writing or in person by the employees of the Corporation or Kingsdale.

Q:    What happens if I sign the form of proxy enclosed with this Circular?

A:
Signing the enclosed form of proxy gives authority to Spencer L. Schneider, Chairman of the Board, or failing him, Larry G. Swets, Jr., President and Chief Executive Officer of the Corporation, respectively, or to another person you have appointed, to vote your Shares at the Meeting.

Q:    Can I appoint someone other than these representatives to vote my Shares?

A:
Yes. Write the name of this person, who need not be a shareholder, in the blank space provided in the form of proxy. It is important to ensure that any other person you appoint is attending the Meeting and is aware that he or she has been appointed to vote your Shares. Proxyholders should, upon arrival at the Meeting, present themselves to a representative of Computershare Investor Services Inc.

Q:    What do I do with my completed proxy?

A:
Return it to the Corporation's transfer agent, Computershare Investor Services Inc., in the envelope provided or at Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1. Your form of proxy must be received by Computershare by no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date of the Meeting, or in the case of any adjournment or postponement, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date at which the Meeting is reconvened. This will ensure that your vote is recorded. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.

Q:    How will my Shares be voted if I give my proxy?

A:
On the form of proxy, you can indicate how you want your proxyholder to vote your Shares, or you can let your proxyholder decide for you. Your proxyholder must vote or withhold from voting in accordance with your instructions on any ballot that may be called for, and if you have specified on the form of proxy how you want your Shares to be voted on any matter to be acted upon, your Shares will be voted accordingly.

If you have not specified on the form of proxy how you want your Shares to be voted on a particular issue, then your proxyholder can vote your Shares as he or she sees fit in accordance with their best judgment.

In the absence of such directions, however, the management nominees will vote your Shares in favor of: (i) the election of the proposed directors noted in the Circular to the Board; (ii) the appointment of the auditors; (iii) the approval of the 2013 Equity Incentive Plan; (iv) the approval of the Option Exchange Program; (v) the approval of the special resolution authorizing an amendment to the Articles to create a new class of preferred shares, issuable in series; and (vi) the advisory non-binding resolutions approving the 2012 compensation of the named executive officers, as disclosed in this Circular.
Q:    If I change my mind, can I revoke or change my proxy once I have given it?

A:	Yes. You may revoke your proxy and change your vote at any time before the Meeting in one of four ways:

(i)
Send a written notice that is received by the deadline specified below stating that you revoke your proxy to Kingsway's Chief Financial Officer at the following address: 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA. The statement must be signed by you or your attorney as authorized in writing or, if the shareholder is a corporation, signed under its corporate seal or by a duly authorized officer or attorney of the corporation;

(ii)	If you sent a form of proxy by mail, complete a new form of proxy bearing a later date and properly submit it so that it is received according to the deadline below;

(iii)
Log onto the Internet website specified on the form of proxy in the same manner you would to submit your proxy electronically or call the toll-free number specified on the form of proxy prior to the Meeting, in each case if you are eligible to do so and following the instructions on the form of proxy; or

(iv)	Appear in person at the Meeting, declare your prior proxy to be revoked and then vote in person at the Meeting (although merely attending the Meeting will not revoke your proxy).
Any revocation of a proxy must be delivered either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement of the meeting, or to the Chairman of the Board on the day of the Meeting, Monday, May 13, 2013, or any adjournment or postponement of the Meeting, prior to the time of the meeting.
Q:    What if amendments are made to these matters or if other matters are brought before the Meeting?

A:
The persons named in the form of proxy will have discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment or postponement thereof, whether or not the amendment, variation or other matter that comes before the Meeting is or is not routine, and whether or not the amendment, variation or other matter that comes before the meeting is contested.

As of the date of this Circular, management of the Corporation knows of no such amendment, variation or other matter expected to come before the Meeting. If any other matters properly come before the Meeting, the persons named in the form of proxy will vote on them in accordance with their best judgment.
Q:    How many Shares are entitled to vote?

A:	As of the Record Date, there were Common Shares outstanding. Each registered shareholder has one (1) vote for each Common Share held at the close of business on the Record Date.
Q:    How will the votes be counted?

A:
Except for the approval of the special resolution amending the Articles to authorize the creation of a new class of preferred shares, each proposal brought before the Meeting requires a majority of votes cast on each proposal for approval. The special resolution amending the Articles must be approved by at least two-thirds of the votes cast at the Meeting. In respect of the vote on the approval of the 2013 Equity Plan and the Option Exchange Program, pursuant to the rules of the TSX, insiders of the Corporation who are entitled to receive a benefit under the 2013 Equity Plan or the Option Exchange Program are not eligible to vote the Shares held by them in respect of such matters. In the case of equal votes, the Chairman of the Meeting is not entitled to a second or casting vote. Abstentions from voting and broker non-votes will not be counted and will have no effect on the approval of matters to be considered at the Meeting. No holders of any Shares of the Corporation are entitled to cumulative voting rights. A “broker non-vote” occurs when a broker does not vote on some matter on the form of proxy because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
Q:    Who counts the votes?
A:    The Corporation's transfer agent, Computershare Investor Services Inc., counts and tabulates the proxies.
Q:    If I need to contact the transfer agent, how do I reach them?
A:    You can contact the transfer agent as follows:

by mail:	by telephone or email:
Computershare Investor Services Inc. Proxy Department 100 University Avenue, 9th Floor Toronto, Ontario M5J 2Y1	within Canada and the United States at 1-800-564-6253 all other countries (416) 981-9633 or by email: service@computershare.com

Q:	If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?
A:    Generally, your Shares may be voted in one of two ways:

(i)
Unless you have previously informed your nominee that you do not wish to receive material relating to the Meeting, you will have received this Circular from your nominee, together with a request for voting instructions for the number of Shares you hold. If you do not plan on attending the Meeting, or do not otherwise wish to vote in person at the Meeting, please follow the voting instructions provided by your nominee.

(ii)
If you wish to attend and vote your Shares at the Meeting, the Corporation will have no record of your shareholdings or of your entitlement to vote unless your nominee has appointed you as proxyholder. Therefore, if you wish to vote in person at the Meeting, insert your own name in the space provided on the voting instruction form sent to you by your nominee. Then sign and return the voting instruction form by following the signing and returning instructions provided by your nominee. By doing so, you are instructing your nominee to appoint you as proxyholder. Do not otherwise complete the voting instruction form as your vote will be taken at the Meeting. Please register with the transfer agent, Computershare Investor Services Inc., upon arrival at the Meeting.

In any event, shareholders must explicitly follow any instructions provided by their nominee.
Q:    Is the vote on the say-on-pay proposal binding on the Board?

A:
Because your vote is advisory, it will not be binding upon the Board. However, the Board values the opinions of our shareholders and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

Q:    How can I obtain additional information about Kingsway?

A:
Our Annual Report on Form 10-K for the year ended December 31, 2012, and all amendments thereto (the “Form 10-K”), can be found under the Corporation's name on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com, or on the Securities and Exchange Commission's (“SEC”) Electronic Data Gathering, Analysis, and Retrieval System (“EDGAR”) at www.sec.gov. No portion of such report is incorporated herein and no part thereof is to be considered proxy soliciting material. We will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-K without charge. Any such requests should include a representation that the shareholder was the beneficial owner of Common Shares on the record date for the 2013 Meeting, and should be directed to Kingsway Financial Services Inc., Attn: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA. You may also access the exhibits described in the Form 10-K through our website at www.kingsway-financial.com or through the SEC website at www.sec.gov.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC's website address is www.sec.gov . In addition, our Exchange Act filings, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549, upon payment of the SEC's customary fees. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.

PARTICULARS OF MATTERS TO BE ACTED UPON
Financial Statements
Shareholders will consider the audited financial statements of the Corporation for the fiscal year ended December 31, 2012 together with the auditors' report thereon. These documents are available on the Corporation's website at www.kingsway-financial.com and on SEDAR at www.sedar.com, and are also included in the Corporation's Form 10-K for the year ended December 31, 2012 which is found on the EDGAR website at www.sec.gov.

Election of Directors
Our Articles provide that the Board shall consist of not fewer than one (1) and not more than ten (10) directors. The Board has determined that the number of directors constituting the Board currently be set at four.
All four nominees are currently members of the Board and have been since the dates indicated in their respective profiles set forth below. It is contemplated that all of the nominees will be able to serve as directors. However, if a nominee should be unable to so serve for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion. Each director elected will hold office until the next annual meeting or until his successor is appointed, unless his office is earlier vacated in accordance with the Business Corporations Act (Ontario) (“OBCA”) and the by-laws of the Corporation.
In 2009, the Board adopted a “Majority Election of Directors Policy” that provides that a director nominee who does not receive a majority (50% +1) of “FOR” votes in favor of their election in an uncontested election will be required to immediately submit their resignation to the Audit Committee. The Audit Committee must make a recommendation to the Board to accept or reject the resignation and the Board must act on the Audit Committee's recommendation within 90 days of the Meeting.
Management and the Board unanimously recommend that shareholders vote FOR the election of all of the nominees whose names are set forth on the following pages. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the election of all of the nominees whose names are set forth on the following pages.
Information set out below is as of April 8, 2013, unless otherwise indicated. Total compensation paid to the directors of the Corporation for the fiscal year ended December 31, 2012 is set out in the section entitled “Executive Compensation - Director Compensation Table” of this Circular.

Gregory P. Hannon
Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc., a Toronto-based private investment company, since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Vice-President. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen's University in 1978 and an M.B.A. from The Harvard Business School in 1987. Mr. Hannon brings to the Board entrepreneurial experience, as well as expertise in accounting, auditing and financial reporting.

Age: 58
Residence: Ontario, Canada
Director Since: September 16, 2009	Board Committee Membership:		Attendance(2)		Public Board Membership:
Independent(1)	Board Audit Committee Corporate Governance and Nominating Committee		22/22 8/8 1/1	100% 100% 100%	None
Shareholdings:
	Common Shares(3)			Value of Common Shares(4)
	585,250			CAD$
Options(5)
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	-	-	-	-	-

Terence M. Kavanagh
Terence M. Kavanagh has, since 1997, served as President and a Director of Oakmont Capital Inc., a Toronto-based private investment company. Prior to co-founding Oakmont Capital, Mr. Kavanagh's previous experience includes managing the Brentwood Pooled Investment Fund, a North American based investment fund, and managing a number of family-owned operating businesses in the real estate, property management and building services industries. Mr. Kavanagh was previously an investment banker in New York and Toronto with The First Boston Corporation and Lehman Brothers. He holds a Bachelor of Law degree from The University of Western Ontario, and an M.B.A. from the Tuck School of Business at Dartmouth College. Mr. Kavanagh brings extensive knowledge of the financial services industry to the Board.

Age: 58
Residence: Ontario, Canada
Director Since: April 23, 2009	Board Committee Membership:		Attendance(2)		Public Board Membership:
Independent(1)	Board Compensation Committee Investment and Capital Committee		21/22 3/3 4/4	95% 100% 100%	None
Shareholdings:
	Common Shares(3)			Value of Common Shares(4)
	572,250			CAD$
Options(5)
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	-	-	-	-	-

Spencer L. Schneider
Spencer L. Schneider, Chairman of the Board, is engaged in the private practice of law in New York, New York. Mr. Schneider opened his law firm in 1989 and practices law primarily in the areas of corporate law and litigation. Mr. Schneider is a member of the Bar of the State of New York. He was a director of American Physicians Capital, Inc., a Michigan based insurance carrier, from February 2002 until October 2010, where he was Chairman of the governance committee and compensation committee and served as a member of the audit committee. Mr. Schneider received a Bachelor of Arts degree from Washington University in 1982 and a Juris Doctor from the Benjamin N. Cardozo School of Law in 1985. He has been Chairman of the Board since April 23, 2009. Mr. Schneider's background as a lawyer, and his 28 years of experience as a litigator, provides a unique risk management perspective to the Board.

Age: 53
Residence: New York, United States of America
Director Since: January 7, 2009	Board Committee Membership:		Attendance(2)		Public Board Membership:
Independent(1)	Board Audit Committee Corporate Governance and Nominating Committee		22/22 8/8 1/1	100% 100% 100%	None
Shareholdings:
	Common Shares(6)			Value of Common Shares(4)
	5,750			CAD$
Options(5)
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	-	-	-	-	-

Joseph Stilwell
Joseph Stilwell has acted as a private investment manager overseeing the Stilwell Group of funds since 1993. He has been a director of the Corporation since April 23, 2009. He was a director of American Physicians Capital, Inc., a Michigan based insurance carrier, from 2004 until October 2010, and he sat on the board of directors of SCPIE Holdings Inc., a California based insurance carrier, in 2007. Mr. Stilwell is a graduate from the Wharton School of the University of Pennsylvania with a Bachelor of Science in Economics. Mr. Stilwell brings substantial experience in investment research and analysis and equity transactions to the Board.

Age: 51
Residence: New York, United States of America
Director Since: April 23, 2009	Board Committee Membership:		Attendance(2)		Public Board Membership:
Independent(1)	Board Audit Committee Compensation Committee Investment and Capital Committee		21/22 6/8 3/3 4/4	95% 75% 100% 100%	None
Shareholdings:
	Common Shares(7)			Value of Common Shares(4)
	2,502,044			CAD$
Options(5)
	Date Granted	Expiry Date	Number Granted	Exercise Price	Total Unexercised	Value of Unexercised Options
	N/A	N/A	N/A	N/A	N/A	N/A
	TOTALS:	-	-	-	-	-

Notes:

(1)
“Independent” refers to the standards of independence established under Sections 1.4 and 1.5 of the Canadian Securities' Administrators National-Instrument 52-110, and section 301 of the Sarbanes-Oxley Act of 2002 and the criteria for independence established by the NYSE.

(2)	All of the directors attended the 2012 annual meeting of shareholders.

(3)	This aggregate number includes Common Shares beneficially owned, controlled or directed. 1,075,000 Common Shares of the Corporation are held jointly by Mr. Hannon and Mr. Kavanagh.

(4)	The value of the Common Shares is based on the closing price of the Common Shares on the TSX as of April 8, 2013: CAD$ .

(5)	Upon the recommendation of the Compensation Committee, the Board did not award stock options to the directors of the Corporation in 2012.

(6)
Mr. Schneider has been granted options to purchase, in the aggregate, 50,000 Common Shares from Stilwell Value Partners III, L.P. (“SVP III”) and Stilwell Associates, L.P. (“Associates”) pursuant to a Stock Option Agreement made and entered into as of January 7, 2009 (the “Schneider Stock Option Agreement”) by and among SVP III, Associates and Mr. Schneider. The terms and conditions with respect to the exercise of such options, including, among other things, the exercisability of such options, the exercise price for such options and the method of exercising such options, are set out in the Schneider Stock Option Agreement, a copy of which is attached as Exhibit 10 to United States Securities and Exchange Commission Schedule 13D (Amendment No. 8), dated February 18, 2009 filed with the SEC. These options are currently out-of-the-money and are currently worth $0.

(7)
This number reflects 125,000 Shares beneficially owned and the following number of Shares controlled and directed through: Stilwell Associates L.P. (802,044 Shares); Stilwell Value Partners III L.P. (750,000 Shares); Stilwell Value Partners IV, L.P. (750,000 Shares); and Stilwell Associates Insurance Fund of the S.A.L.I. Multi-Series Fund L.P. (75,001 Shares).

Cease Trade Orders, Bankruptcies, Penalties or Sanctions
To the knowledge of management, no nominee for election as a director of the Corporation is, or has been within ten years before the date of this Circular:

1)
a director, chief executive officer (“CEO”) or chief financial officer (“CFO”) of any company (including the Corporation) that (i) was subject to an order that was issued while the nominee was acting in the capacity as director, CEO or CFO or (ii) was subject to an order that was issued after the nominee ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO;

2)
a director or executive officer of any company (including the Corporation) that, while such nominee was acting in that capacity, or within one (1) year of such nominee ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangements or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

3)
became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangements or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such nominee.

For the purposes of the foregoing, the term “order” means a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days.
To the knowledge of management, no nominee for election as a director of the Corporation has been subject to:

1)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or The Board recommends approval of the appointment of BDO USA LLP of Grand Rapids, Michigan (“BDO USA”), the present auditors, as the auditors of the Corporation to hold office until the close of the next annual meeting of shareholders. BDO USA was appointed auditor of the Corporation on September 23, 2010, and has provided services in connection with the audit of our financial statements for the years ended December 31, 2011 and December 31, 2012; as well as assistance with our Annual Report submitted to the SEC on Form 10-K, and consultation on matters relating to accounting and financial reporting.

2)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Approval Ratification Of Appointment Of Auditors
The Board recommends approval of the appointment of BDO USA LLP of Grand Rapids, Michigan (“BDO USA”), the present auditors, as the auditors of the Corporation to hold office until the close of the next annual meeting of shareholders. BDO USA was appointed auditor of the Corporation on September 23, 2010, and has provided services in connection with the audit of our financial statements for the years ended December 31, 2011 and December 31, 2012; as well as assistance with our Annual Report submitted to the SEC on Form 10-K, and consultation on matters relating to accounting and financial reporting.

Audit Fees
The aggregate fees billed by BDO USA for professional services rendered for the audit of the consolidated financial statements of the Corporation and its subsidiaries, and for the reviews of the Corporation's quarterly financial statements were $752,687 in fiscal year 2012 and $886,939 in fiscal year 2011.
Audit Related Fees
The aggregate audit related fees, including expenses reimbursed, billed by BDO USA were zero in fiscal year 2012 and zero in fiscal year 2011.
Tax Fees
The aggregate fees, including expenses reimbursed, billed by BDO USA for tax compliance, tax advice and tax planning services were zero in fiscal years 2012 and 2011.
All Other Fees
The aggregate fees, including expenses reimbursed, billed by BDO USA for services rendered to the Corporation and its subsidiaries pertaining to the audit of the 401(k) plan, and other regulatory compliance services, were $22,055 in fiscal year 2012 and $18,200 in fiscal year 2011.
The Audit Committee Charter provides for the Audit Committee to establish the auditors' fees. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.
As discussed in the “Report of the Audit Committee” in this Circular, the Audit Committee has reviewed and considered whether the provision of services other than audit services is compatible with maintaining the auditors' independence. In 2004, the Audit Committee considered and pre-approved expenditure limits for the Corporation's auditors and established a system to review and pre-approve the provision of audit and non-audit services by the Corporation's auditors to ensure they are consistent with maintaining the auditors' independence. In 2011 and 2012, all audit and non-audit services were pre-approved by the Audit Committee.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the appointment of BDO USA as auditors of the Corporation. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the appointment of BDO USA as auditors of the Corporation.

Approval Of The 2013 Equity Incentive Plan
At the Annual Meeting, our shareholders will be asked to approve the 2013 Equity Incentive Plan (the “New Plan”). The New Plan was approved by the Board on March 28, 2013, subject to shareholder approval. The New Plan will replace our existing stock option plan (the “Prior Plan”) with respect to the granting of future equity awards. If the New Plan is approved by shareholders, the Board does not currently intend to recommend any additional equity incentive plans in the foreseeable future.
The purposes of the New Plan are to:

1)	align the interests of our shareholders and recipients of awards under the New Plan by increasing the proprietary interest of such recipients in the Corporation's growth and success;

2)	advance the interests of the Corporation by attracting and retaining officers and other employees; and

3)	motivate such persons to act in the long-term best interests of the Corporation and its shareholders.

Plan Highlights
Some of the key features of the New Plan include:

•
The Corporation would grant stock options under the New Plan (the “Replacement Options”) that replace the out-of-the-money stock options held by our current employees under the Prior Plan, subject to approval of the Option Exchange Program described in the section entitled “Approval of the Option Exchange Program” of this Circular. These Replacement Options will have a term of four years and an exercise price equal to the exercise price of warrants for the purchase of Common Shares that the Corporation anticipates issuing in connection with a contemplated capital raise to occur in the coming months (the “Financing”).

•
In addition to the Replacement Options, the Corporation would grant new stock options to purchase up to an additional 300,000 Common Shares (the “New Options”) to key employees selected by the Corporation. These New Options will have the same terms that apply to the Replacement Options described above.

•
The Corporation would make grants of restricted Common Shares (“Restricted Stock”) to certain officers of the Corporation equal to three times the aggregate number of Common Shares held and entitled to be purchased through the exercise of any warrants held by each such officer as of the end of an accumulation period ending on December 31, 2013 (the “Accumulation Period”). The Restricted Stock will become vested on the 10th anniversary of the date of grant of the Restricted Stock, subject to the officer's continued employment through such vesting date. The aggregate number of Common Shares available for Restricted Stock awards will not exceed 1,972,345 shares, which is equal to 15% of our issued and outstanding Common Shares (excluding Common Shares issuable pursuant to stock options) as of the end of the day on May 13, 2013, the date of the Meeting.

Description of the New Plan
The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Schedule “B” to this Circular and incorporated herein by reference.
Administration
The New Plan will be administered by a committee designated by the Board (the “Plan Committee”) or a subcommittee thereof, consisting of two or more members of the Board, each of whom may be (i) a “non-employee director” within the meaning of Rule 16b-3 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) an “outside director” within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and (iii) “independent” within the meaning of the rules of the TSX and the NYSE.
All awards will be evidenced by an agreement containing such provisions not inconsistent with the New Plan as the Plan Committee will approve. The Plan Committee will also have authority to establish rules and regulations for administering the New Plan and to decide questions of interpretation or application of any provision of the New Plan. The Plan Committee may take any action such that all or a portion of the restriction or vesting period on any shares of Restricted Stock will lapse.
The Plan Committee may delegate some or all of its power and authority under the New Plan to the Board, the President and Chief Executive Officer or such other executive officer of the Corporation as the Plan Committee deems appropriate, except that (i) it may not delegate its power and authority to the Board, the President and Chief Executive Officer or any other executive officer with regard to awards to persons who are “covered employees” within the meaning of Section 162(m) of the Code or are likely to become such while an award is outstanding, and (ii) it may not delegate its power and authority to the President and Chief Executive Officer or any other executive officer with regard to awards to persons subject to Section 16 of the Exchange Act.
Available Shares
Under the New Plan: (i) up to 1,972,345 Common Shares (being 15% of the number of Common Shares issued and outstanding as of the end of the day on May 13, 2013, the date of the Meeting) will be available for Restricted Stock awards, (ii) up to 355,625 Common Shares (being approximately 2.7% of the number of Common Shares issued and outstanding as of May 13, 2013) will be available for issuance in connection with the grant of the Replacement Options, and (iii) up to 300,000 Common Shares (being approximately 2.3% of the number of Common Shares issued and outstanding as of May 13, 2013) will be available for issuance in connection with the grant of New Options, all subject to adjustment in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event in accordance with the terms of the New Plan.
To the extent necessary for an award to be qualified-performance based compensation under Section 162(m) of the Code, the maximum number of Common Shares with respect to which stock options may be granted during any fiscal year to any person will be 300,000, subject to adjustment in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. On April , 2013, the closing sales price per share of the Common Shares as reported on the TSX and the NYSE was $ .

The Common Shares to be issued under the New Plan shall be newly issued shares. Any Common Shares that were made available for the issuance of Restricted Stock awards that are in excess of the number of Restricted Stock awards actually granted after the end of the Accumulation Period shall cease to be available for grant under the New Plan, and no remaining pool of Common Shares will be available for future grants of Restricted Stock awards.
Eligible Employees
Under the terms of the New Plan, eligible employees shall consist of such officers and other employees of the Corporation and its subsidiaries as the Plan Committee in its sole discretion may select from time to time. As of April 1, 2013, approximately 25 employees would be eligible to participate in the 2013 Plan. Pursuant to the rules of the TSX, insiders of the Corporation who are entitled to receive a benefit under the New Plan are not eligible to vote Common Shares held by them in respect of the approval of the New Plan.
Change in Control
In the event of a change in control of the Corporation, all outstanding awards of Restricted Stock shall immediately become fully vested. In addition, in the event of a change in control, the Board may, in its discretion, require that shares of the company resulting from such change in control, or the parent thereof, be substituted for some or all of the Common Shares subject to outstanding stock options as determined by the Board, and/or require outstanding stock options to be surrendered to the Corporation in exchange for a payment of cash, shares of common shares in the company resulting from the change in control, or the parent thereof, or a combination of cash and shares.
Under the terms of the New Plan, a change in control generally occurs when: (i) any person becomes the beneficial owner of 50% or more of the combined voting power of the Corporation's then outstanding voting securities; (ii) the incumbent board (i.e., the individuals who constitute the Board as of the effective date of the New Plan) ceases to constitute at least the majority of the Board; provided, however, that any subsequent director approved by at least 75% of the incumbent board will be considered a member of the incumbent board; (iii) all or substantially all of the Corporation's assets are sold, transferred or conveyed, and the Corporation does not control the transferee (i.e., own more than 50% of the transferee's combined voting power); or (iv) the Corporation is reorganized, merged or consolidated, and the shareholders of the Corporation immediately prior to the transaction now own in the aggregate 50% or less of the outstanding voting securities of the surviving or resulting corporation.
Effective Date, Termination and Amendment
If approved by our shareholders at the Meeting, the New Plan will become effective as of March 28, 2013, which is the date of the Board's approval of the New Plan, and will terminate as of the date on which all awards have been granted under the New Plan. The Board may amend the New Plan at any time, subject to shareholder approval if required by applicable law, rule or regulation, including Section 162(m) of the Code or any rule of the TSX or NYSE. No amendment may materially impair the rights of a holder of an outstanding award under the New Plan without the consent of such holder, except to the extent required by applicable law or regulatory requirements. Notwithstanding the foregoing, no amendments to the New Plan or an award agreement to: (i) reduce the exercise price of any stock option, or cancel and reissue any stock option so as to in effect reduce the exercise price, (ii) extend the date on which a stock option would otherwise expire without having been exercised, or on which it would be forfeited or terminated for the benefit of insiders, (iii) increase the fixed maximum number of Common Shares reserved for issuance under the New Plan (including a change from a fixed maximum number of Common Shares to a fixed maximum percentage of Common Shares), or (iv) revise the amending provisions set forth in the New Plan shall be made without obtaining approval of the shareholders of the Corporation in accordance with the requirements of the TSX and the NYSE, as applicable. All awards granted under the New Plan shall be non-transferable, except in accordance with the terms of the New Plan.
In the event that the New Plan is not approved at the Meeting, the New Plan will be void and of no force and effect, and no awards of Restricted Stock will be made, nor New Options granted.
Stock Options
Subject to shareholder approval of the Option Exchange Program, as described in the section of this Circular entitled “Approval of the Option Exchange Program,” all options outstanding under the Prior Plan held by current employees will be canceled and replaced with non-qualified Replacement Options granted under the New Plan with an exercise price equal to the exercise price of the warrants to be granted in connection with the Financing. In addition to the Replacement Options, the Plan Committee will grant up to an additional 300,000 non-qualified New Options to key employees selected by the Plan Committee on the same terms as the Replacement Options. In no event, however, will the exercise price of the Replacement Options or the New Options be less than 100% of the fair market value of our Common Shares, as of the date of grant. The Replacement Options and the New Options will be fully vested and exercisable as of the date such options are granted, and will have a term of four years after the date of grant regardless of whether the holder of such New Option or Replacement Option remains in employment with the Corporation through such expiration date.

Each stock option outstanding under the Prior Plan that is not exchanged for a Replacement Option under the terms of the New Plan shall remain outstanding in accordance with the terms of the Prior Plan and the applicable award agreement.
Subject to the Option Exchange Program and the adjustment and change in control provisions set forth in the New Plan, the Plan Committee will not without the approval of the shareholders of the Corporation (i) reduce the exercise price of any previously granted option, (ii) cancel any previously granted option in exchange for another option with a lower exercise price or (iii) cancel any previously granted option in exchange for cash or another award if the exercise price of such option exceeds the fair market value of the Common Shares on the date of such cancellation.
Restricted Stock Awards
The New Plan provides that within 60 days after the end of the Accumulation Period, the Corporation will grant specified officers of the Corporation a number of shares of Restricted Stock equal to three times the aggregate number of Common Shares held and entitled to be purchased through the exercise of any warrants held by each such officer as of the end of the Accumulation Period, regardless of how such Common Shares were acquired. The awards of Restricted Stock will become fully vested as of the tenth anniversary of the date of grant if the participant remains in continuous employment with the Corporation through such anniversary. If the Corporation terminates a participant's employment prior to the tenth anniversary of the date of grant of a Restricted Stock award for a reason other than Cause or Disability (as such terms are defined in the New Plan), all of the shares of Restricted Stock held by such participant shall become fully vested. If a participant's employment with the Corporation terminates prior to the tenth anniversary of the date of grant of the Restricted Stock award due to the participant's death or a termination of the participant's employment by the Corporation due to disability, a prorated number of the shares of Restricted Stock shall become vested, based on the number of full months of employment completed between the date of grant and the date of the participant's death or termination of employment, and all other shares of Restricted Stock held by such participant shall be forfeited. If a participant's employment with the Corporation is terminated for Cause prior to the tenth anniversary of the date of grant, then all of the shares of Restricted Stock held by such participant shall be forfeited.
The holder of Restricted Stock shall have all of the rights of a shareholder, subject to the terms of the New Plan, including the right to vote such shares and to receive dividends payable with respect to such shares.
To the extent the aggregate number of shares of Restricted Stock to be granted would exceed 15% of the issued and outstanding Common Shares (excluding Common Shares issuable pursuant to stock options) as of the end of day on May 13, 2013, the award of Restricted Stock granted to each eligible participant will be reduced proportionately.
Clawback of Awards
Awards granted under the New Plan are subject to forfeiture and recovery by the Corporation pursuant to any clawback or recoupment policy which the Corporation may adopt from time to time, including any policy which the Corporation may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act or as otherwise required by law.
New Plan Benefits
The maximum number for Replacement Options that will be granted under the New Plan will be 355,625, and the maximum number of New Options that will be granted under the New Plan will be 300,000.
The number of shares of Restricted Stock that will be granted under the New Plan is not currently determinable, although as stated above and pursuant to the terms of the New Plan, a maximum number of 15% of the issued and outstanding Common Shares as of May 13, 2013 (as of April 1, 2013, being 1,972,345 Common Shares), will be made available for issuance.
U.S. Federal Income Tax Consequences
The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the New Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the New Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the New Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant's particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.
Section 162(m) of the Code
Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation's chief executive officer and the corporation's three most highly compensated executive officers other than the chief executive officer and the chief financial officer. However, “qualified performance-based compensation” is not subject to the $1 million deduction limit. To qualify as performance based-compensation, the following requirements must be satisfied: (i) the performance goals are determined by a committee consisting solely of two or more “outside directors,” (ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by the corporation's shareholders, and (ii) the committee certifies that the applicable performance goals are satisfied before payment of any performance-based compensation is made. As noted above, the Plan Committee currently consists solely of “outside directors” for purposes of Section 162(m) of the Code. As a result, certain compensation under the New Plan, such as that payable with respect to options, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the New Plan, such as the Restricted Stock awards, would be subject to such limit.
Stock Options
A participant will not recognize taxable income at the time a stock option is granted and the Corporation will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Corporation will be entitled to a corresponding deduction.
Restricted Stock Awards
A participant who is granted an award of Restricted Stock generally will not recognize taxable income at the time the Restricted Stock is granted, but will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the fair market value of the Common Shares at such time, subject to income and employment tax withholding. However, a participant instead may elect to recognize compensation taxable as ordinary income on the date the Restricted Stock is granted in an amount equal to the fair market value of the shares on that date, subject to income and employment tax withholding. The Corporation will be entitled to a tax deduction at the same time the shares of Restricted Stock are included in the participant's taxable income, except to the extent the deduction limits of Section 162(m) of the Code apply.
RESOLUTION
The following resolution will be submitted for a shareholder vote at the Meeting:
RESOLVED that:

1)	The New Plan as disclosed in this Circular be and is hereby approved;

2)	The issuance of up to 1,972,345 Common Shares pursuant to Restricted Stock awards as contemplated in the New Plan and as disclosed in this Circular be and is hereby approved;

3)	The issuance of up to 300,000 Common Shares upon the exercise of up to 300,000 New Options as contemplated by the New Plan and as disclosed in this Circular be and is hereby approved; and

4)
Any director or officer of the Company be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determined to be necessary in order to give full effect to the intent and purpose of this resolution.

Management and the Board unanimously recommend that shareholders vote FOR the approval of the New Plan. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the New Plan.
Pursuant to the rules of the TSX, insiders of the Corporation who are entitled to receive a benefit under the New Plan are not eligible to vote Common Shares held by them in respect of the approval of the New Plan. As of April 1, 2013, insiders holding an aggregate of 260,025 Common Shares will not be eligible to vote in respect of the approval of the New Plan.

Approval Of The Option Exchange Program
Introduction
We are seeking shareholder approval of an Option Exchange Program, described below, that would allow us to cancel out-of-the-money stock options granted under the Prior Plan and held by our current employees in exchange for the issuance of the Replacement Options, allowing for the purchase of the same number of Common Shares with an exercise price equal to the exercise price of warrants that the Corporation anticipates issuing in connection with the Financing and with a term of four years from the date the Replacement Options are granted. We are proposing the Option Exchange Program because the substantial decline in the market price of our Common Shares has reduced the performance and retention incentives provided by the stock options that were issued under the Prior Plan and are currently outstanding.

REASONS FOR THE OPTION EXCHANGE PROGRAM
Our Board has determined that an effective and competitive employee incentive program is imperative for the future growth and success of our business. We rely on highly skilled managerial and administrative employees to implement our strategic initiatives, expand and develop our business and satisfy customer needs. Competition for these types of employees is intense. Stock options constitute a key part of our incentive and retention programs because our Board believes that equity compensation encourages employees to act like owners of the business, motivating them to work toward our success and rewarding their contributions by allowing them to benefit from increases in the value of our shares. Because of the decline in the price of our Common Shares, our employees now hold stock options with exercise prices significantly higher than the current market price of our Common Shares. As of April 1, 2013, all of the outstanding stock options issued under the Prior Plan and held by our current employees were “out-of-the-money,” meaning that the exercise price of the options exceeded the market price of our Common Shares.
This circumstance has caused our Board to conclude that we may be at risk of losing certain key contributors because we do not currently have sufficient compensation programs in place to incentivize, retain and ensure the commitment of those employees.

DESCRIPTION OF THE OPTION EXCHANGE PROGRAM
Implementing the Option Exchange Program
If the Option Exchange Program is approved by our shareholders, each current employee who holds an option under the Prior Plan (an “Eligible Optionholder”) will be offered the opportunity to participate in the Option Exchange Program.
Shareholder approval of the Option Exchange Program applies only to this exchange program. If we were to implement a stock option exchange program in the future, we would need to seek separate shareholder approval of that subsequent program.
Outstanding Options Eligible for the Option Exchange Program
All outstanding options held by our current employees are eligible to be surrendered in the Option Exchange Program. As of April 1, 2013, options to purchase approximately 358,125 Common Shares were issued and outstanding under the Prior Plan. Subject to shareholder approval of the Option Exchange Program, 355,625 options outstanding under the Prior Plan held by current employees will be canceled and replaced with non-qualified Replacement Options granted under the New Plan with an exercise price equal to the exercise price of the warrants to be granted in connection with the Financing.
To be eligible, an employee must be employed by us at the time specified in the New Plan. Additionally, in order to receive the Replacement Options, an Eligible Optionholder who surrenders his or her options for exchange must continue to be employed by us through the date the Replacement Options are granted. As of April 1, 2013, seven Eligible Optionholders held options under the Prior Plan.
The following table shows the number of shares subject to outstanding options eligible to be replaced in the Option Exchange Program as of April 1, 2013 in each exercise price range:

	Number of Shares Underlying Eligible Options	Weighted Average Exercise Price	Weighted Average Remaining Life (in years)
$0-20.00	350,000	18.00	2.2
$20.00-40.00	N/A	N/A	N/A
$40.00 and above	5,625	40.12	1.2
Total	355,625	—	—
Election to Participate
Participation in the Option Exchange Program will be voluntary. Eligible Optionholders will be permitted to exchange all or none of their options for Replacement Options. Each stock option outstanding under the Prior Plan that is not exchanged for a Replacement Option under the New Plan will remain outstanding in accordance with the terms of the Prior Plan and the applicable award agreement.

Exercise Price of Replacement Options
All Replacement Options will be granted with an exercise price equal to the exercise price of the warrants that the Corporation anticipates issuing in connection with the Financing. In no event, however, will the exercise price of the Replacement Options be less than 100% of the fair market value (as defined in the New Plan) of our Common Shares as of the date the Replacement Options are granted.
Vesting of Replacement Options
The Replacement Options will be fully vested and exercisable as of the date such options are granted.
Term of the Replacement Options
The Replacement Options will expire on the fourth anniversary of the grant date of the Replacement Options, regardless of whether the participants remain employed through such expiration date.
Other Terms and Conditions of the Replacement Options
The other terms and conditions of the Replacement Options will be set forth in an option agreement to be entered into as of the Replacement Option grant date and otherwise governed by the terms and conditions of the New Plan, provided that the New Plan is approved by shareholders at the Meeting. Replacement Options will be characterized for U.S. federal income tax purposes as nonqualified stock options. The Common Shares for which the Replacement Options may be exercised will be registered on a registration statement filed with the SEC. If the Option Exchange Program is approved by our shareholders, but the New Plan is not approved, the Replacement Options will be granted under the Prior Plan.
U.S. Federal Income Tax Consequences
The following is a summary of the anticipated material U.S. federal income tax consequences of participating in the Option Exchange Program. The tax consequences of the Option Exchange Program are not entirely certain, however, and the Internal Revenue Service is not precluded from adopting a contrary position and the law and regulations themselves are subject to change. We believe the exchange of options for Replacement Options pursuant to the Option Exchange Program should be treated as a non-taxable exchange, and no income should be recognized for U.S. federal income tax purposes by us or our employees upon the grant of the Replacement Options. As all Replacement Options issued under the Option Exchange Program will be nonqualified stock options, an Eligible Optionholder who participates will not recognize taxable income at the time the Replacement Option is granted and the Corporation will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a Replacement Option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Corporation will be entitled to a corresponding deduction.
Effect on Shareholders
We are not able to predict the impact the Option Exchange Program will have on your interests as a shareholder, as we are unable to predict what the future market price of our Common Shares will be on the date that the Replacement Options are granted. We expect to recognize incremental compensation expense from the Option Exchange Program.

RESOLUTION
The following resolution will be submitted for a shareholder vote at the Meeting:
RESOLVED that:

1)	The Option Exchange Program, as contemplated in the New Plan and as disclosed in this Circular be and is hereby approved;

2)
The reduction in exercise price of up to 355,625 outstanding stock options issued under the Prior Plan (including those that are currently held by insiders of the Corporation) that are eligible for exchange for the Replacement Options under the Option Exchange Program as contemplated in the New Plan, such Replacement Options having an exercise price equal to the exercise price of the warrants that the Corporation anticipates issuing in connection with an upcoming financing, which in no event will be less that 100% of the fair market value (as defined in the New Plan) of the Corporation's Common Shares as of the date such Replacement Options are granted, be and is hereby approved;

3)
The issuance of up to 355,625 Common Shares upon the exercise of 355,625 Replacement Options to be issued in exchange for the cancellation of up to that same number of stock options issued under the Prior Plan, as contemplated by the Option Exchange Program contained in the New Plan, and as disclosed in this Circular, be and is hereby approved; and

4)
Any director or officer of the Company be and is hereby authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determined to be necessary in order to give full effect to the intent and purpose of this resolution.

Management and the Board unanimously recommend that shareholders vote FOR the approval of the Option Exchange Program. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the Option Exchange Program.
Pursuant to the rules of the TSX, insiders of the Corporation who are entitled to receive a benefit under the New Plan, including the Option Exchange Program, are not eligible to vote Common Shares held by them in respect of the approval of the Option Exchange Program. As of April 1, 2013, insiders holding an aggregate of 260,025 Common Shares will not be eligible to vote in respect of the approval of the Option Exchange Program.

Creation Of A New Class Of Preferred Shares
The share capital of the Corporation currently consists of an unlimited number of Common Shares. Under the Articles, the Corporation does not have the authority to issue preferred shares. Therefore, the Board wishes to amend the Articles to create a new class of preferred shares for the purpose of providing the Corporation with increased flexibility in its capital structure and in raising future capital, including through the Financing.
At the Meeting, shareholders will be asked to consider and, if thought advisable, to approve an amendment to the Articles (the “Amendment Resolution”) to create a new class of preferred shares, issuable in series and to be designated as “Class A Preferred Shares” (the “Preferred Shares”). The Board will have the ability to fix the designation, rights, privileges, restrictions and conditions attaching to the shares of each series of Preferred Shares. The Preferred Shares will have priority over the Common Shares with respect to the payment of dividends and distributions in the event of liquidation, dissolution or winding-up of the Corporation.
The text of the amendment to the Articles creating the Preferred Shares is attached hereto as Schedule “C”.
PURPOSE OF CREATION OF THE PREFERRED SHARES
The Board has determined that at this time, the creation of a new class of Preferred Shares is in the best interests of the Corporation in order to increase the Corporation's flexibility in its capital structure and ability to take advantage of any future public and private financing alternatives, including any financing of acquisitions and/or refinancing its existing debt. The Board is currently considering issuing Preferred Shares in connection with the Financing.
The Board will have the ability to establish any dividend rights (including rates and attributes), conversion, exchange, redemption and voting rights, if any, applicable to the Preferred Shares. This flexibility will allow the Board to determine the terms of any series of Preferred Shares in accordance with the particular needs and concerns of the investors and the Corporation at such time. The Board will provide only those rights which the Board wishes to grant, instead of being required to issue Common Shares in connection with any capital raising efforts. This will also avoid the expense and delay of calling a shareholders' meeting to approve specific terms of any series of Preferred Shares. The Preferred Shares may be used by the Corporation for any appropriate corporate purpose, including, without limitation, financing transactions or issuances in public or private sales as a means of obtaining additional capital for use in the Corporation's business and operations or in connection with acquisitions of other businesses or properties.
Nevertheless, the availability of undesignated Preferred Shares may have certain negative effects on the rights of the holders of the Common Shares. The actual effect of the issuance of any Preferred Shares upon the rights of holders of Common Shares cannot be fully stated until the Board determines all specific rights of the particular series of Preferred Shares. When ultimately issued, the Articles providing for the creation of a series of Preferred Shares will set out the terms and restrictions in respect of such series of Preferred Shares. This will provide the holders of Common Shares with an indication of the possible effects of an issuance of a particular series of Preferred Shares, specifically with respect to dividends, liquidation, redemption, conversion, dilution, voting rights and limitations on issuances of Preferred Shares. Such effects may include holders of Common Shares receiving less in the event of liquidation, dissolution or other winding up of the Corporation, or a reduction in the amount of funds, if any, available for dividends on Common Shares.

The Corporation has continued to evaluate its existing assets in previous years, including the future tax savings that may be realized through the application of its existing tax losses. There continues to exist a significant amount of net operating losses ("NOLs") potentially available to offset the future income of certain of the United States operations of the Corporation and its subsidiaries. This significant asset of the Corporation may be at risk of impairment if the threshold for an "ownership change" as determined in accordance with Section 382 of the Code is triggered. The loss of the NOLs could have a material impact on shareholder value. Therefore, the Corporation's ability to issue additional Common Shares for the purposes of raising additional capital is restricted.
The Corporation's ability to utilize its United States tax assets depends on its ability to generate taxable income in the United States in the future. There can be no assurance that it will be able to do so. In addition, the amount of NOLs available to the Corporation to offset any future taxable income has not been audited or otherwise validated by the United States Internal Revenue Service (the "IRS"). As a result, the IRS could challenge the amount of the NOLs. The determination of whether an ownership change has occurred is itself subject to uncertainty, both because of the complexity and ambiguity of the regulations under Section 382 of the Code and because of inherent limitations on the Corporation's knowledge of the ownership of, and transactions in, its Common Shares. Accordingly, the IRS may claim that the Corporation has experienced an ownership change and attempt to limit the Corporation's use of its NOLs in the future.
CREATION OF PREFERRED SHARES
If the Amendment Resolution is passed, the Corporation will file articles of amendment with the Director under the OBCA. The amendment to the Articles will not become effective until articles of amendment have been delivered to the Director under the OBCA and a certificate of amendment has been received in accordance with the Act. No further action on the part of shareholders would be required to effect the creation of the Preferred Shares. The text of the special resolution authorizes the directors of the Corporation to revoke the special resolution without further approval of the shareholders at any time prior to the receipt of the certificate of amendment from the Director under the Act. The directors do not have any present intention to revoke the special resolution.
Shareholders who vote against the special resolution to amend the Articles as proposed will be entitled to dissent and require that the Corporation acquire the Common Shares of the Corporation that they hold for fair value if the Amendment Resolution passes and the Articles are amended. These rights of dissent are described in greater detail below. The Corporation reserves the right not to proceed with the amendment to the Articles in the event that shareholders exercise and do not withdraw rights of dissent. The full text of the dissent procedures provided by Section 185 of the OBCA is attached as Schedule “D” to this Circular. ALL SHAREHOLDERS ARE URGED TO READ SCHEDULE “D” CAREFULLY AND IN ITS ENTIRETY.
RIGHTS OF DISSENTING SHAREHOLDERS
Under Section 185 of the OBCA, a registered shareholder of the Corporation is entitled to send a written objection to the Amendment Resolution. In addition to any other right a Shareholder may have, when the action authorized by the Amendment Resolution becomes effective, a registered Shareholder who complies with the dissent procedure under Section 185 of the OBCA is entitled to be paid the fair value of his or her Shares in respect of which he or she dissents, determined as at the close of business on the day before the Amendment Resolution is adopted. The full text of the dissent procedures provided by Section 185 of the OBCA is attached as Schedule “D” to this Circular. ALL SHAREHOLDERS ARE URGED TO READ SCHEDULE “D” TO THIS CIRCULAR CAREFULLY AND IN ITS ENTIRETY.
A Shareholder is not entitled to dissent if such Shareholder votes any of the Shares beneficially held by him or her in favour of the Amendment Resolution. A Shareholder is only entitled to dissent with respect to all of the shares such Shareholder holds in a single class of shares, and may not partially dissent. The execution or exercise of a proxy does not constitute a written objection for the purposes of Section 185 of the OBCA.
Persons who are beneficial owners of Shares registered in the name of a broker, custodian, nominee, other intermediary or in some other name who wish to dissent, should be aware that only the registered owner of such securities is entitled to dissent. A non-registered shareholder will not be entitled to exercise his or her right to dissent directly (unless the Common Shares are re-registered in the non-registered shareholder's name). A non-registered shareholder who wishes to exercise the right of dissent should immediately contact the intermediary with whom the non-registered Shareholder deals with in respect of his or her Common Shares and either (i) instruct the intermediary to exercise the right to dissent on the non-registered shareholder's behalf (which, if the Common Shares are registered in the name of a clearing agency, would require that the Common Shares first be re-registered in the name of the intermediary), or (ii) instruct the intermediary to re-register the Common Shares in the name of the non-registered shareholder, in which case the non-registered shareholder would be required to exercise the right to dissent directly.

A registered Shareholder who objects to the Amendment Resolution and who wishes to exercise his or her right of dissent (a ''Dissenting Shareholder'') must send to Kingsdale Shareholder Services Inc., Attention: Corporate Actions, the Exchange Tower, 130 King Street West, Suite 2950, P.O. Box 361, Toronto, Ontario, M5X1E2, a written notice of such holder's objection to the resolution (a ''Notice of Objection'') prior to the Meeting or deliver a Notice of Objection to the Chairman of the Board at the Meeting.
The filing of a Notice of Objection does not deprive a Shareholder of the right to vote at the Meeting; however the OBCA provides, in effect, that a Shareholder who has submitted a Notice of Objection and who votes in favour of the Amendment Resolution will be deprived of further rights under section 185 of the OBCA. A Shareholder need not vote his or her Shares against the Amendment Resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxyholder to vote in favour of the Amendment Resolution does not constitute a Notice of Objection. However, any proxy granted by a Shareholder who intends to dissent, other than a proxy that instructs the proxyholder to vote against the Amendment Resolution, should be validly revoked in order to prevent the proxyholder from voting such Shares in favour of the Amendment Resolution and thereby causing the Shareholder to forfeit his or her right to dissent.
FAILURE TO ADHERE STRICTLY TO THE REQUIREMENTS OF SECTION 185 OF THE OBCA AND THE TIME FRAMES SPECIFIED THEREIN WILL RESULT IN THE LOSS OR UNAVAILABILITY OF RIGHTS UNDER THAT SECTION.
RESOLUTION
In order to amend the Corporation's articles of incorporation to authorize a new class of Preferred Shares, a special resolution of shareholders, in the form set out in Schedule “E” to this Circular, must be passed by the affirmative vote of at least two-thirds of the votes cast by the shareholders present (in person or by proxy) and entitled to vote at the Meeting.
Management and the Board unanimously recommend that shareholders vote FOR the approval of the special resolution authorizing an amendment to the Articles to create an unlimited number of Preferred Shares. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the special resolution.

Advisory Vote to Approve the Compensation of the Named Executive Officers
The Corporation is providing shareholders with a non-binding advisory vote to approve the compensation of the named executive officers, commonly known as a “say-on-pay” vote, as required by Section 14A of the Exchange Act. Section 14A of the Exchange Act was amended in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act.
At the 2012 annual meeting, shareholders were asked to cast a non-binding advisory vote on whether the say-on-pay vote should be held every year, every two years or every three years. A majority of shareholders voting on the matter indicated a preference for holding the say-on-pay vote on an annual basis, in accordance with the recommendations of the Board. Accordingly, the Board resolved that the non-binding advisory vote to approve the compensation of our named executive officers will be held on an annual basis at least until the next frequency vote is held.
Resolution
The advisory vote on executive compensation is a non-binding vote on the compensation of the Corporation's named executive officers, as described in “Executive Compensation” below. In addition, shareholders may abstain from voting, if they so choose. Accordingly, the following resolution will be submitted for a shareholder vote at the Meeting:
RESOLVED, that the compensation paid to the Corporation's named executive officers, including the compensation tables and narrative discussion as contained in the Corporation's Management Information Circular and Proxy Statement dated April , 2012, be and is hereby approved.
As an advisory vote, the result of the say-on-pay vote is non-binding on the Corporation and the Board. However, the Board and the Compensation Committee value the opinions of shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Management and the Board unanimously recommend that shareholders vote FOR the approval of the advisory resolution approving the 2012 compensation of the named executive officers, as disclosed in this Circular. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the advisory resolution approving the 2012 compensation of the named executive officers.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Canadian securities regulatory authorities have adopted National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”), which requires disclosure of the approach of the Corporation to corporate governance, and National Policy 58-201 - Effective Corporate Governance (“NP 58-201”), which provides guidance on corporate governance practices. In the U.S., the United States Sarbanes-Oxley Act of 2002 (“SOX”) as well as the NYSE listing standards and corporate governance requirements (the “NYSE Provisions”) require similar disclosure.
All of the current and proposed directors are independent as determined in accordance under Sections 1.4 and 1.5 of National Instrument 52-110 - Audit Committees (“NI 52-110”), and section 301 of SOX and the criteria for independence established by the NYSE.
During 2012, the Board met 22 times, including in-person and telephonic meetings. Each director attended at least 75% of the total meetings of the Board and committees of the Board on which he served. The directors often communicate informally to discuss our affairs and, when appropriate, take formal action by written consent of a majority of all directors, in accordance with our Articles, bylaws and applicable law.
The Corporation has adopted a Statement of Corporate Governance Practices which complies with NI 58-101 and with NYSE Provisions. The Statement of Corporate Governance Practices was amended in April 2010. The Statement of Corporate Governance Practices can be found on the Corporation's website at www.kingsway-financial.com/governance and is also attached as Schedule “A” to this Circular.
The Corporation has also adopted a written code of ethics applicable to our directors, principal executive officer, principal financial officer, and other senior financial personnel which is posted on the Corporation's website at www.kingsway-financial.com/governance. Any future amendments to the Corporation's code of ethics for Senior Financial Personnel and any grant of waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in the “Corporate Governance” section of our website.
The board has four (4) standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Investment and Capital Committee.
The following are reports of Board committees which summarise the mandates and activities of each committee.

Board Committees
THE AUDIT COMMITTEE
The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee was established in accordance with the requirements of Section 3(a)(58)(A) of the Exchange Act and NI 52-110. The Audit Committee selects and engages the Corporation's independent auditors, reviews the scope of audit engagements, reviews management letters of such auditors and management's response thereto, approves professional services provided by such auditors, reviews the independence of such auditors, reviews any major accounting changes made or contemplated, considers the range of audit and non-audit fees, reviews the adequacy of the Corporation's internal accounting controls and annually reviews its charter and submits any recommended changes to the Board for its consideration.
The Audit Committee consists of three members: Gregory P. Hannon (Chairman), Spencer L. Schneider and Joseph Stilwell. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the NYSE Amex listing standards, that each member of the Audit Committee meets the enhanced independence standards established by the SEC (including Section 10A(m)(3) and Rule 10A-3 of the Exchange Act) and that Gregory P. Hannon qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held 8 meetings in the fiscal year ended December 31, 2012. The responsibilities and duties of the Audit Committee are set out in the Audit Committee's charter, the text of which is set forth in Appendix A to the Corporation's Annual Information Form dated March 31, 2011 and is available on the Corporation's website at www.kingsway-financial.com.
The following is a description of the education and experience of each member of the Audit Committee that is relevant to the performance of his responsibilities as a member of the Audit Committee:
Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc. since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Vice-President. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as an auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen's University in 1978 and an M.B.A. from The Harvard Business School in 1987.
Spencer L. Schneider served from 2002 until 2010, on the audit committee of American Physicians Capital Inc. (“ACAP”), an insurance holding company, which is engaged in the business of providing medical professional liability insurance to physicians in the United States. In this role, Mr. Schneider was actively involved in reviewing ACAP's quarterly and annual filings.
Joseph Stilwell, as managing partner of Stilwell Associates, LP, has over 19 years of experience in managing his own investment funds, with a great deal of his time being dedicated to analyzing financial statements. Mr. Stillwell is also a graduate from the Wharton School of the University of Pennsylvania with a Bachelor of Science in Economics.
Report of the Audit Committee
The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Corporation's independent accountants also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants that firm's independence. The Audit Committee also considered whether the provision of non-audit services by the independent accountants is compatible with their independence.

Based upon the Audit Committee's discussion with management and the Corporation's Independent Registered Public Accounting Firm and Auditor and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC.
Members of the Audit Committee

Gregory P. Hannon (Chairman)
Spencer L. Schneider
Joseph Stilwell
THE COMPENSATION COMMITTEE
The Compensation Committee held 3 meetings in the fiscal year ended December 31, 2012. The responsibilities and duties of the Compensation Committee are set out in a written charter adopted by the Board, the text of which is available on the Corporation's website at www.kingsway-financial.com.
The Compensation Committee's primary duties and responsibilities are:

•
to assist the Board in discharging its responsibilities in respect of compensation of the Corporation's executive officers, including setting salary and annual bonus levels for the Corporation's senior executive officers as well as overseeing the senior staff bonus plans, subject to the approval of the Board;

•	to produce an annual report on executive compensation;

•	to provide recommendations to the Board in connection with directors' compensation; and

•	to provide recommendations to the Board in connection with succession planning for senior management of the Corporation.
The Compensation Committee's charter requires all Committee members satisfy the applicable independence requirements of NI 58-101, NP 58-201 and other regulatory requirements. The Board determined that each member of the Compensation Committee in 2012 was independent under the criteria established by the NYSE.
In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to the Chief Executive Officer and any other officer of the Corporation or its subsidiaries so designated by the Chief Executive Officer. Other than giving such recommendations, however, the Chief Executive Officer and other senior management have no formal role and no authority to determine the amount or form of executive and Director compensation.
The Compensation Committee may, at our expense, retain legal counsel (which may, but need not be, our regular corporate counsel) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such advisors' fees and other retention terms and to terminate its relationship with any such advisor. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual committee members.
As of December 31, 2012, the Compensation Committee was comprised of Joseph Stilwell (Chairman) and Terence M. Kavanagh.
THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
The Corporate Governance and Nominating Committee held 1 meeting in the fiscal year ended December 31, 2012. The responsibilities and duties of the Corporate Governance and Nominating Committee are set forth in a written charter adopted by the Board, the text of which is available on the Corporation's website at www.kingsway-financial.com
The Corporate Governance and Nominating Committee's primary duties and responsibilities are:

•	identifying individuals qualified to become Board members and recommending that the Board select director nominees each year for the next annual meeting of the Corporation's shareholders; and

•
ensuring that the Audit Committee, Investment and Capital Committee, Corporate Governance and Nominating Committee and Compensation Committee of the Board have the benefit of qualified and experienced “independent” directors.

The charter of the Corporate Governance and Nominating Committee requires that all committee members satisfy the applicable independence requirements of NI 58-101, NP 58-201, the NYSE Provisions and other regulatory requirements. The Board determined that each member of the Corporate Governance and Nominating Committee in 2012 was independent under the criteria established by the NYSE.
The Corporate Governance and Nominating Committee determines criteria regarding personal qualifications needed for Board membership and the Committee considers, reviews qualifications and recommends qualified candidates for Board membership. In doing so, the Corporate Governance and Nominating Committee reviews the composition of the Board to identify skill sets and qualifications which are represented in order to determine which ones are needed. In addition, the Corporate Governance and Nominating Committee reviews the Corporation's strategic plan to determine its needs with regard to Board composition. While the Corporation does not have a formal policy on diversity for members of the Board, the Corporation's Corporate Governance Practices provide for general diversity of backgrounds and experience represented on the Board as factors to consider in evaluating potential directors. The Corporate Governance and Nominating Committee may employ an outside consultant to identify nominees with the skill sets, experience and backgrounds that suit the Corporation's needs.
In considering a candidate for nomination as a member of the Board, the Corporate Governance and Nominating Committee will consider criteria such as independence; occupational background; level and type of business experience; number of boards on which the individual serves; and the general diversity of backgrounds and experience represented on the Board. The Corporate Governance and Nominating Committee periodically reviews the Corporation's Corporate Governance Practices and recommends changes to the Board. It also evaluates the performance of the Board as a whole and provides feedback to the Board on how the directors, the committees and the Board are functioning. Finally it evaluates Board practices at the Corporation and other well-managed companies on an annual basis and recommends appropriate changes to the Board and/or its practices.

The Corporate Governance and Nominating Committee will consider recommendations for director candidates submitted by shareholders. Such questions, comments or recommendations should be submitted in writing to the Corporate Governance and Nominating Committee in care of the Office of the Secretary at 150 Pierce Road, 6th Floor, Itasca, IL 60143.
As of December 31, 2012, the Corporate Governance and Nominating Committee was comprised of Spencer L. Schneider (Chairman) and Gregory P. Hannon.
THE INVESTMENT AND CAPITAL COMMITTEE
The Investment and Capital Committee held 4 meetings in the fiscal year ended December 31, 2012. The responsibilities and duties of the Investment and Capital Committee are set forth in a written charter adopted by the Board, the text of which is available on the Corporation's website at www.kingsway-financial.com.
The primary duties and responsibilities of the Investment and Capital Committee include:

•	to assist the Board and management in respect of the management of the invested assets of the Corporation and its subsidiaries;

•	to develop and monitor investment and capital policies and guidelines for the Corporation and its subsidiaries;

•	to provide recommendations to the Board in connection with the hiring of external investment managers; and

•	to meet with and monitor the performance of external investment managers.
As of December 31, 2012, the Investment and Capital Committee was comprised of Terence M. Kavanagh (Chairman) and Joseph Stilwell.
Communications with the Board of Directors
It is the Corporation's policy to forward to the directors any correspondence it receives that is addressed to them. Shareholders, or other interested parties, who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows: Kingsway Financial Services Inc., Attn: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA.
Our directors' attendance at annual meetings can provide shareholders with an opportunity to communicate with directors about issues affecting the Corporation. Our Statement of Corporate Governance Practices encourages our directors to attend the annual meeting of Shareholders. All of our directors attended our 2012 annual meeting.

Board Leadership Structure and Role in Risk Oversight
Our President and Chief Executive Officer, Larry G. Swets, Jr., is not a member of our Board. Spencer L. Schneider is currently serving as our independent non-executive Chairman of the Board. We believe this structure is optimal for the Corporation at this time because it allows our Chief Executive Officer to focus on his management responsibilities. At the same time, the Chairman can focus on the overall strategy of the business and leadership of the Board, including presiding at all Board meetings and the annual meeting of shareholders; establishing Board meeting agendas in consultation with the Chairs of the Board committees; acting as a liaison between the directors and the Corporation's management; advising the Chief Executive Officer of the quality, quantity and timeliness of the flow of information from management to enable the directors to effectively and responsibly perform their duties; facilitating teamwork and communication among directors; and maintaining frequent contact with the Chief Executive Officer.
The Corporation's management is primarily responsible for managing risk and informing the Board of the material risks confronting the Corporation. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees the management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Corporation's corporate governance practices and the

Corporation's executive compensation plans and arrangements. These specific risk categories and the Corporation's risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

EXECUTIVE COMPENSATION

Named Executive Officers for 2012
For 2012, the Corporation's Named Executive Officers consist of the Corporation's Chief Executive Officer, the Chief Financial Officer, and the most highly compensated executive officer who was serving the Corporation as an executive officer on December 31, 2012.
The following individuals, holding the respective positions set forth opposite their names, are the Named Executive Officers for 2012:

Name	Title
Larry G. Swets, Jr.	President and Chief Executive Officer of the Corporation
William A. Hickey, Jr.	Executive Vice President, Chief Operating Officer & Chief Financial Officer of the Corporation
Leonia Rodrigues	President of Assigned Risk Solutions Ltd.

2012 Summary Compensation Table
The following table provides information regarding the compensation earned during the last two completed fiscal years by the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
Larry G. Swets, Jr., President and CEO	2012	511,538	125,000(1)	—	—	—	—	8,720	645,258
	2011	500,000	150,000	—	—	—	—	8,517	658,517
William A. Hickey, Jr., Executive Vice President, Chief Operating Officer & Chief Financial Officer	2012	306,412	—	—	—	—	—	6,989	313,401
	2011	299,500	150,000	—	—	—	—	4,299	453,799
Leonia Rodrigues, President of Assigned Risk Solutions Ltd.	2012	350,000	—	—	—	87,500(2)	—	13,985	451,485
	2011	350,000	87,500	—	—	—	—	13,647	451,147

Notes:

(1)	This amount represents a discretionary cash bonus paid in 2013 to Mr. Swets with respect to 2012 performance.

(2)	This amount represents a performance-based bonus paid to Ms. Rodrigues pursuant to the terms of her employment agreement.

(3)
For each Named Executive Officer, amounts reported in this column include employer-paid life insurance premiums and contributions to the Corporation's 401(k) retirement plan. For Ms. Rodrigues, the amount reported in this column also includes monthly automobile and telephone allowances.

Narrative to 2012 Summary Compensation Table
Non-Equity Incentive Plan Compensation
Pursuant to the terms of Ms. Rodrigues' employment agreement, Ms. Rodrigues is eligible to receive an annual performance-based bonus equal to the lesser of (i) 25% of her base salary or (ii) 20% of an amount in excess of a specified performance level of earnings before interest, taxes, depreciation and amortization for the Corporation's existing businesses. Performance is measured over the 12-month period commencing in June of each year. During 2012, Ms. Rodrigues received a performance-based bonus equal to $87,500 based on the Corporation 's earnings before interest, taxes, depreciation and amortization over the June 1, 2011 through May 31, 2012 performance period.
2012 Outstanding Equity Awards at Fiscal Year-End

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date ($)	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Larry G. Swets, Jr.	125,000	125,000	—	18.00	Jan. 6 2015	n/a	n/a	n/a	n/a
William A. Hickey, Jr.	25,000	25,000	—	18.00	Sept. 29 2015	n/a	n/a	n/a	n/a
Leonia Rodrigues	—	—	—	n/a	n/a	n/a	n/a	n/a	n/a

Notes:

(1)
These options were awarded in January 2010 to Mr. Swets and in September 2010 to Mr. Hickey, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant. Subject to shareholder approval of the Option Exchange Program, stock options outstanding under the Prior Plan held by current employees, including Messrs. Swets and Hickey, will be canceled and replaced with non-qualified Replacement Options granted under the New Plan with an exercise price equal to the exercise price of the warrants to be granted in connection with the Financing.

Narrative Disclosure Regarding Post-Termination Arrangements
The Corporation maintains a severance policy for the payment of certain benefits to certain eligible employees of the Corporation, including the Named Executive Officers. Benefits are paid under this policy following a termination of employment in connection with a reduction in work force. Under the policy, upon a qualifying termination of employment, the Named Executive Officers are entitled to two weeks of severance pay for each full year of service with the Corporation, with a minimum of twelve weeks of severance pay and a maximum of 39 weeks of severance pay. Participants are also entitled to receive subsidized benefits as provided under the Consolidated Omnibus Budget Reconciliation Act (COBRA) during the severance period.
Mr. Hickey and Ms. Rodrigues receive severance benefits pursuant to the terms of their respective severance and employment arrangements. Under the terms of Mr. Hickey's severance agreement, he is eligible to receive twelve months of base salary for a termination of employment by the Corporation other than for “cause” or by Mr. Hickey for “good reason” (each as defined in the respective severance agreement). Under the terms of Ms. Rodrigues employment agreement, in the event of her death, her beneficiaries will receive a death benefit equal to six-months of Ms. Rodrigues base salary and her bonus award, if any, for the year in which her death occurs. In the event of Ms. Rodrigues' disability, Ms. Rodrigues is eligible to receive her base salary for a period equal to the lesser of (i) six months or (ii) the remainder of the employment term. For termination of Ms. Rodrigues' employment by the Corporation for reasons other than “cause,” Ms. Rodrigues is eligible to receive her base salary and subsidized-health care benefits for a period equal to the later of (i) the expiration of the employment term or (ii) twelve months after the date of termination of her agreement. Under the terms of the agreement, Ms. Rodrigues' employment term continues until June 21, 2014, with automatic renewals for one-year periods thereafter. Ms. Rodrigues is subject to restrictive covenants relating to confidentiality, non-competition and non-solicitation under the terms of her employment agreement.

Director Compensation
DIRECTOR COMPENSATION - NARRATIVE DESCRIPTION
The Corporation's director compensation program is designed to (i) attract and retain the most qualified people to serve on the Board and its committees; and (ii) provide appropriate compensation for the risks and responsibilities of being an effective director. Only non-employee directors of the Board are remunerated for serving as directors of the Corporation. Under the non-employee director compensation program, non-employee directors receive a single retainer fee, payable quarterly, in the amount of CAD$100,000 annually (or $99,424, based on the exchange rates in effect at the time the quarterly payments were made). The fee for the Chairman is CAD$200,000 annually (or, $198,849, based on the exchange rates in effect at the time the quarterly payments were made). In 2012, the exchange rate fluctuated between CAD$1.00 = $0.9766 and $1.0195. The retainers were paid in the currency of the director's country of residence.
2012 Director Compensation
The following table provides information regarding the compensation of our non-employee directors for 2012.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation	Total
	($)(1)	($)	($)	($)	($)	($)	($)
Gregory Hannon	99,424	n/a	n/a	n/a	n/a	n/a	99,424
Terence M. Kavanagh	99,424	n/a	n/a	n/a	n/a	n/a	99,424
Spencer L. Schneider	198,849	n/a	n/a	n/a	n/a	n/a	198,849
Joseph Stilwell	99,424	n/a	n/a	n/a	n/a	n/a	99,424

Notes:

(1)
Amounts reported in this column represent the annual retainer paid to each non-employee director. The annual retainer was paid in the currency of the director's country of residence and converted to U.S. dollars based on the exchange rates in effect at the time the quarterly payments were made.

Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	386,125	19.12	748,182
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	386,125	19.12	748,182

The shareholders of the Corporation have approved all equity compensation plans under which securities may be issued. The Corporation had established the Prior Plan for directors, officers and key employees of the Corporation and its subsidiaries. The total number of Common Shares reserved for issuance under the Prior Plan may not exceed 1,200,000 Common Shares. As of December 31, 2012, 748,182 Common Shares remained available for issuance pursuant to the Prior Plan. During 2012 no options were granted to eligible employees. The maximum number of Common Shares available for issuance to any one person under the Prior Plan is 5% of the Common Shares outstanding at the time of the grant. The exercise price is based on the market value of the Shares at the time the option is granted. In general, the options vest evenly over a three or four-year period and are exercisable for periods not exceeding 10 years provided that such period shall not exceed 5 years for options granted after February 11, 2003. The Corporation is proposing to make changes to the Prior Plan. Certain options granted under the Prior Plan are proposed to be exchanged for Replacement Options pursuant to an Option Exchange Program. Further information on the Option Exchange Program is set out in the section entitled “Approval of the Option Exchange Program” of this Circular.

Indebtedness of Directors and Officers
No current or former executive officer, director or employee of the Corporation or any of its subsidiaries and no associate or affiliate of any current or proposed director or executive officer of the Corporation was indebted to the Corporation or any of its subsidiaries, or to another entity where such indebtedness was the subject of a guarantee, support agreement, letter of credit, or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

Directors' and Officers' Insurance
The Corporation has directors' liability insurance for the directors and officers of the Corporation and its subsidiaries. The aggregate 2012 annual premium was $843,340 , no part of which is payable by the directors and officers. The annual insurance coverage under the policy is limited to $40 million per policy year and it contains a deductible of $1 million for indemnifiable losses.

Interests of Informed Persons and Others in Material Transactions
No director, executive officer or person who is a proposed nominee for election as a director of the Corporation, and no associate or affiliate of any such director, executive officer or proposed nominee, nor, to the best knowledge of the directors and executive officers of the Corporation after having made reasonable inquiry, any person or company who beneficially owns, controls or directs, directly or indirectly, voting securities of the Corporation carrying more than five (5%) percent of the voting rights attached to all outstanding voting securities of the Corporation at the date hereof, or any associate or affiliate thereof, has any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries which is in excess of the lesser of $120,000 or 1% of the average of the Corporation's total assets at year-end for the last two completed fiscal years.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
No person who was a director or executive officer of the Corporation at any time since the beginning of the Corporation's last financial year, no person who is a proposed nominee for election as a director of the Corporation and no associate or affiliate of any such director, executive officer or proposed nominee has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of directors.

OTHER MATTERS
Management and the Board know of no amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if any other matter properly comes before the Meeting, the accompanying proxy will be voted on such matter with the best judgment of the person or persons voting the proxy.

ANNUAL REPORT
The Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, together with all amendments thereto, as filed with the SEC (excluding exhibits) is not to be considered part of this proxy solicitation material.
COPIES OF THE ANNUAL REPORT ON FORM 10-K AND ALL AMENDMENTS THERETO (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO INVESTOR RELATIONS, 45 St. Clair Avenue West, Suite 400, Toronto M4V 1K9 Ontario, CANADA. A request for a copy of the Annual Report on Form 10-K and any amendments thereto must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Shares of the Corporation on the Record Date. Exhibits to the Form 10-K, and any amendments thereto, will be mailed upon similar request.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our Common Shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Shares and other equity securities. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and directors, we believe that, during 2012 and during the subsequent period through the date of this Circular, all directors and officers and other persons subject to Section 16 have complied with all applicable Section 16(a) reporting requirements.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING
All proposals of shareholders intended to be included in the Corporation's proxy statement and management information circular relating to the 2014 annual meeting must be received by the Corporation at our principal executive office not less than 120 calendar days before , 2014. However, if the date of the 2014 annual meeting is changed by more than 30 days from the date of the first anniversary of the 2013 annual meeting, then the deadline for submission pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 is a reasonable time before we begin to print and mail the proxy statement and management information circular for the 2014 annual meeting. All such proposals must comply with the requirements of Rule 14a-8, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders and should be sent to Kingsway Financial Services Inc., Attn: Investor Relations, 45 St. Clair Avenue West, Suite 400, Toronto, Ontario M4V 1K9 CANADA.
Also, if a shareholder proposal that is intended to be presented at the 2014 annual meeting but not included in the Corporation's proxy statement and management information circular and such proposal is received by the Corporation less than 45 calendar days before , 2014, then the persons named in the Corporation's form of proxy for the 2014 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, without including information about the proposal in the Corporation's proxy materials.
Notwithstanding such submission deadlines, shareholders may also submit a proposal to be considered at the 2014 annual meeting pursuant to section 99 of the OBCA which sets forth specific requirements and limitations applicable to proposals at annual meetings of shareholders. Such proposal must be received at our registered office at least 60 days before the anniversary of the 2013 annual meeting.
In accordance with section 99 of the OBCA, a proposal for individuals to be nominated to the Board must be signed by one (1) or more shareholders holding in the aggregate not less than 5% of the outstanding Common Shares. Shareholders wishing to make such a formal proposal should refer to the relevant provisions of the OBCA for a description of the procedures to be followed.
With respect to business to be brought before the 2013 Annual Meeting to be held on May 13, 2013, we have not received any notices from shareholders that we were required to include in this Circular.

ADDITIONAL INFORMATION
Financial information about the Corporation is contained in its consolidated financial statements and Management's Discussion and Analysis for fiscal year ended December 31, 2012, and additional information relating to the Corporation is on SEDAR at www.sedar.com, or on EDGAR at www.sec.gov. If you would like to obtain, at no cost to you, a copy of any of the following documents:

1)
the latest Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and all amendments thereto, together with any document, or the pertinent pages of any document, incorporated by reference therein;

2)
the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2012, together with the accompanying report of the auditors thereon and Management's Discussion and Analysis with respect thereto; or

3)	this Circular,
please send your request to:
Kingsway Financial Services Inc.
Attn: Investor Relations
45 St. Clair Avenue West, Suite 400,
Toronto, Ontario, Canada
M4V 1K9
The contents and the sending of this Circular have been approved by the Board.
DATED at Toronto, Ontario this th day of April, 2013.
By Order of the Board of Directors
“Spencer L. Schneider”
Spencer L. Schneider
Chairman of the Board

SCHEDULE “A”
Corporate Governance Practices
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Board of Directors (the "Board") of Kingsway Financial Services Inc. (the "Corporation") has developed and adopted this Statement of Corporate Governance Practices after consideration of the corporate governance guidelines set forth in National Policy 58-201 - Corporate Governance Guidelines (“NP 58-201”). The Corporation's corporate governance practices are comprised of a number of policies and resolutions adopted by the Board from time to time. These policies include the mandate for the Board of Directors set out in this Statement of Corporate Governance Practices, the charter for each of the Board Committees, the Code of Ethics and the Whistleblower Policy adopted by the Board.
Canadian securities regulatory authorities have adopted National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) which requires disclosure of the approach of the Corporation to corporate governance. NP 58-201, the United States Sarbanes-Oxley Act of 2002 as well as listing standards and corporate governance requirements of the NYSE have been considered in determining these policies.
Many of the items for which disclosure is required by Form 58-101F1 are dealt with in the mandate of the Board of Directors of the Corporation.
MANDATE OF THE BOARD OF DIRECTORS
1.     General
The Board of Directors (the "Board") either directly or through board committees is responsible for the management or supervision of the management of the business and affairs of the Corporation with the objective of enhancing shareholder value. The Board believes that sound corporate governance is essential to the well-being of the Corporation, and the promotion and protection of its interests.
The Board has adopted this mandate, which reflects the Corporation's commitment to high standards of corporate governance, to assist the Board in supervising the management of the business and affairs of the Corporation as required under applicable law and the rules and regulations of the stock exchanges upon which the Corporation's shares are listed. The Board regularly monitors the financial performance of the Corporation, including receiving and reviewing detailed financial information contained in management reports. The Board promotes fair reporting, including financial reporting, to shareholders of the Corporation and other interested persons as well as ethical and legal corporate conduct through an appropriate system of corporate governance, internal controls and disclosure controls. The Board believes that the Corporation is best served by a Board of Directors which functions independently of management and is informed and engaged.
The Board has explicitly delegated to the Audit Committee the obligation to periodically review and provide recommendations, from time to time, on such changes to corporate governance policies as it deems appropriate in light of the Corporation's needs and legal and regulatory developments. These recommendations are reviewed and considered by the Board.
2.     Board Composition
(a)    Board Membership Criteria
The Corporate Governance and Nominating Committee of the Board is responsible for establishing the skills and competencies that the Board considers to be necessary for the Board as a whole to possess. The Corporate Governance and Nominating Committee is also responsible for reviewing the competencies and skills that the Board considers each existing director to possess, and the competencies and skills of each new candidate for the Board. It annually recommends nominees to the Board for nomination at the annual meeting of the Corporation's shareholders. The Board seeks members who have an owner mindset. Directors are considered based upon contributions they can make and must have sufficient time to carry out their duties, and not assume other obligations which would materially interfere or be incompatible with board membership.

(b)     Director Independence
A majority of the directors shall satisfy the independence requirements of the Toronto Stock Exchange and other regulatory authorities. The Board will determine whether a director is an independent director within the meaning of each of Multilateral Instrument 52-110 and the listing standards of the NYSE as the same are amended or replaced from time to time.
The Board will review the independence of all directors on an annual basis and its determinations will be disclosed in the management information circular relating to the annual meeting of the Corporation. To facilitate this review, directors will be asked to provide full information regarding their business and other relationships with the Corporation, its affiliates and with senior management and their affiliates. Directors have an obligation to inform the Board of any material changes in their circumstances or relationships which may affect the Board's determination as to their independence.
(c)     Board Size
The Board considers a range from four (4) to seven (7) members as the optimum size for effective decision-making and committee work given the size and scope of the Corporation's operations.
(d)     Term
All directors are elected at the annual meeting of shareholder of the Corporation for a term of one (1) year. The Board does not favor term limits for directors as a forced retirement may deprive the Corporation, and its shareholders, of the contributions of members that have been able to develop valuable insights into the Corporation, its strategy and business operations. Management directors shall offer to resign from the Board upon their resignation, removal or retirement as an officer of the Corporation. The Corporation's Chief Executive Officer may, provided the Board on an annual basis approves, continue to serve as a director after his or her resignation or retirement.
(e)     Service on other Boards
The Board believes that the Corporation can benefit from the experience and insight its members may gain from serving as a director, or in other similar positions for other public companies, government agencies or other entities. In agreeing to assume such roles however, members of the Board must ensure that their commitments do not create inherent conflicts of interest or interfere with their ability to fulfill their duties as members of the Board. The directors must also be mindful of the number of other public company boards and committees on which they serve to ensure that they are able to devote the necessary time to the performance of their duties for the Corporation. Upon accepting an appointment to the Board or a similar position with another public company, a director must advise the Chair of the Corporate Governance and Nominating Committee.
(f)     Directors Duties and Responsibilities
Directors must act honestly and in good faith with a view to the best interests of the Corporation and its shareholders. Directors must exercise the degree of care and diligence that a reasonably prudent person would exercise in comparable circumstances. To fulfill this responsibility, each director is expected to:

•
develop and maintain an understanding of the operations of the Corporation, its financial position, objectives and performance, as well as the Corporation's performance relative to its principal competitors;

•	prepare for each meeting including reviewing meeting materials distributed in advance;

•	actively and constructively participate in meetings of the Board and committees of which he or she is a member; and

•	engage in continuing education programs for directors as appropriate.
(g)     Directors' Shareholdings
The Board believes that its members should own a meaningful amount of shares relative to their personal financial situation.
3.     Board Duties and Responsibilities
In fulfilling its mandate, the Board is, among other things, responsible for the following matters:
(a)     Management Oversight

The Board is responsible for the supervision of the management of the business and affairs of the Corporation. The Board, as permitted by applicable law, delegates to senior management the responsibility for the day-to-day operations of the Corporation.
(b)     Strategic Plan
The approval and assessment of the Strategic Plan and major prospective decisions proposed by management. In furtherance of this obligation the Board will:

•
adopt a Strategic Planning Process and review and approve on an ongoing basis a Business Plan developed by management, which includes realistic goals and takes into account the opportunities and risks of the Corporation's business;

•
approve business and operational policies within which management will operate in relation to acquisitions and dispositions, capital expenditure, public disclosure, finance and investment, risk management, human resources, internal controls over financial reporting, disclosure controls and management information systems;

•	review and adopt corporate and management performance targets consistent with the Corporation's strategic plans;

•
consider whether or not management has a system in place to identify the principle risks facing the Corporation and its business and that appropriate procedures are in place to monitor and mitigate such risks where appropriate; and

•	consider whether or not management has adopted processes to comply with applicable legal, regulatory, corporate securities and other compliance matters.
(c)     Financial Reporting and Management

•	review the report of the Audit Committee, which has primary carriage of such matters;

•	approve the Corporation's annual and interim financial statements and related management's discussion and analysis;

•	review and oversee the integrity of the Corporation with respect to its applicable audit, accounting and financial reporting matters;

•	review the integrity of the Corporation's internal controls over financial reporting and management information systems;

•	approve annual operating and capital budgets; and

•	review operating and financial performance results relative to established strategies, plans, budgets and objectives.
(d)     Disclosure
The Board will satisfy itself that appropriate policies and procedures are established regarding public disclosure communications and insider trading. The Board will ensure that such policies establish consistent guidelines for determining what information is material, how such information is to be disclosed and to avoid selective disclosure, making all material disclosures on a widely disseminated basis. The Board will also establish policies aimed at:

•
monitoring internal controls relating to news releases and other public disclosures made by or on behalf of the Corporation to ensure that they are in accordance with applicable disclosure policies, and comply with legal and regulatory requirements;

•	informing all directors, officers and other employees of the Corporation about their obligation to preserve the confidentiality of undisclosed material information about the Corporation; and

•	informing all directors, officers and other employees about prohibitions about illegal insider trading and tipping under applicable law and stock exchange rules.
(e)     Corporate Governance
The Board will, with the advice of the Audit Committee or, where applicable, its other committees:

•	review and update corporate governance standards from time to time;

•	establish committees and approve their respective charters;

•	establish policies and procedure for limiting the authority delegated to each committee and to members of management;

•	establish appropriate processes for the regular evaluation of the effectiveness of the Board and its committees, individual directors and the Chief Executive Officer;

•	develop clear position descriptions for the Chair of the Board and Chief Executive Officer;

•	approve the nomination of directors on the advice of the Corporate Governance and Nominating Committee;

•	review the adequacy and form of directors' compensation to confirm that it realistically reflects the responsibilities and risk involved in being a director; and

•	provide an opportunity for the independent directors to meet separately at each regularly scheduled Board meeting and at such other times as is appropriate.
(f)     Other Matters
Notwithstanding the delegation to management of the authority to manage the business of the Corporation, the Board must approve the following:

any material departure from an established strategy or budget or corporate policy approved by the Board;

the entering into of any agreement or transaction the performance of which is material to the Corporation;

any offering of securities by the Corporation; and

such other matters as the Board may from time to time determine require its approval.
ROLE OF MANAGEMENT
Senior management of the Corporation is responsible for the day-to-day operations of the Corporation. Senior management is responsible for developing strategies to be approved by the Board, and is directly responsible for implementing such approved strategies. Management is also responsible for safeguarding and developing the Corporation's assets with a view to enhancing shareholder value.
The Corporation's governance policies are designed to create autonomy and effective decision-making of management, and to ensure appropriate oversight by the Board and its committees. Senior management, through the Chief Executive Officer, reports to and is accountable to the Board. The Board's approval of the business plan provides a mandate for management to conduct the affairs of the Corporation. Material deviations from the plan must be reported to and considered by the Board.
Management is responsible for developing a strategic plan and an annual business plan, including an annual operating and capital budget, for review and approval by the Board. The Board, in consultation with the Compensation Committee, is responsible for implementing a succession plan for the Chief Executive Officer and establishing objectives against which the Chief Executive Officer's performance is benchmarked. A portion of compensation is determined against defined corporate objectives and personal objectives which are established from time to time. Similar reviews and assessments are undertaken for other members of senior management in consultation with the Chief Executive Officer. When management performance is inadequate, the Board has the responsibility to bring about appropriate change. When management performance is effective, the Board has the responsibility to reward management accordingly.
BOARD COMMITTEES
1.     General
The Board carries out its responsibilities directly and through the Audit Committee, the Corporate Governance and Nominating Committee, the Compensation Committee, the Investment and Capital Committee, and such other committees as it may establish from time to time.
2.     Composition
All Board committees will be composed solely of Independent Directors who are selected by the Board on the recommendation of the Corporate Governance and Nominating Committee. Members of the Audit Committee must be Independent Directors and meet the additional independence requirements prescribed by applicable securities laws. Each member of the Audit Committee will also be financially literate within the meaning of National Instrument 52-110.
3.     Committee Chairs
Board committees will each be chaired by an Independent Director who is selected by the Board on the recommendation of the Corporate Governance and Nominating Committee. The chair of each Board committee will:

•	in consultation with the Chief Executive Officer, and the committee members, as appropriate, determine the date, time and location of meetings of the committee;

•	confirm that the committee's activities are consistent with, and fulfill, the duties and responsibilities set forth in its charter;

•	confirm that the duties and responsibilities of the committee, as set forth in its charter, are well understood by the committee members and executed as effectively as possible;

•	convene meetings of the committee as often as necessary to carry out its responsibilities effectively;

•
in consultation with the Chief Executive Officer, and other committee members, as appropriate, review meeting agendas to ensure that required business is brought before the committee to enable the committee to carry out its responsibilities;

•	chair all meetings of the committee;

•	communicate with appropriate members of senior management in fulfilling the duties and responsibilities set forth in the committee's mandate;

•
with the assistance of senior management, ensure that agenda items for all committee meetings are ready for presentation and that adequate information is distributed to committee members in advance of such meetings in order that committee members may properly inform themselves on matters to be acted upon;

•	ensure that minutes are kept of all committee meetings and sign minutes once approved by the committee;

•
report to the Board at its next meeting following any decision or recommendation arising from any meeting of the committee or the signing of a written resolution evidencing a decision or recommendation of the committee, including reporting on the considerations that led to such decision or recommendation; and

•	provide leadership to enable the committee to act as an effective team in carrying out its responsibilities.
4.     Committee Charter
Each committee has a charter which sets forth its duties and responsibilities, qualifications for membership, procedures for committee member appointment and removal and reporting to the Board. On an annual basis, each committee's charter is reviewed by both the committee itself and the Audit Committee, acting in its role of overseeing corporate governance activities.
5.     Board and Committee Meetings
(a)    Scheduling
Board meetings are scheduled in advance at appropriate intervals throughout the year. Board meetings shall be held not less than quarterly, and more often as is necessary. In addition to regularly scheduled Board meetings, additional Board meetings may be called upon proper notice at any time to address specific needs of the Corporation. The Board may also take action from time to time by unanimous written consent. A Board meeting may be called by the Chief Executive Officer or any director.
Each committee meets as often as it determines is necessary to fulfill its responsibilities. The Audit Committee meets not less than quarterly. A meeting of any committee may be called by the committee chair, the Chief Executive Officer or any committee member.
(b)    Agenda
The Chair and the Chief Executive Officer establish the agenda for each Board meeting in consultation with the other directors. Any director may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.
Committee chairs establish the agenda for each committee meeting. Any committee member may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any committee meeting raise subjects that are not on the agenda for the meeting.
Management distributes an agenda and meeting materials in advance of each Board or committee meeting to allow Board or committee members, as the case may be, sufficient time to review and consider the matters to be discussed.
(c)    Meetings of Independent Directors

To provide open discussion among the Independent Directors, Independent Directors meet separately at each regularly scheduled Board meeting without management present and at such other times as is deemed appropriate. Any Independent Director may request such a meeting.
(d)    Distribution of Information
Information that is important to the Board's understanding of the business and its agenda is distributed to directors in advance of Board meetings. Sensitive subject matters may be discussed at a meeting without written materials being distributed in advance of or at the meeting.
(e)    Preparation, Attendance and Participation
Each director is expected to be diligent in attending meetings of the Board, any committee of which he or she is a member and the annual meeting of the shareholders. Meetings of the Board and its committees will usually be held in person but may, where appropriate, be held by telephone or video conference. A director who is unable to attend a Board or committee meeting in person may participate by telephone or teleconference.
(f)    Procedures
Procedures for Board meetings are determined by the Chair unless otherwise determined by the by-laws of the Corporation or a resolution of the Board.
Procedures for committee meetings are determined by the chair of the committee unless otherwise determined by the by-laws of the Corporation or a resolution of the committee or the Board.
6.     Director Compensation
The Compensation Committee has the responsibility for recommending to the Board compensation and benefits for service on the Board and on Board committees. In discharging this duty, the Compensation Committee will be guided by four principles: (i) compensation should fairly pay directors for work required in an issuer of the Corporation's size and scope; (ii) it should not exceed what is customary given the size and scope of the Corporation's business and operations; (iii) compensation should align directors' interests with the long-term interests of shareholders; and (iv) the structure of the compensation should be simple, transparent and easy for shareholders to understand. Not less often than annually, the Compensation Committee shall review directors' compensation and recommend any changes to the Board.
7.     Director Orientation and Continuing Education
The Corporate Governance and Nominating Committee is responsible for confirming that procedures are in place and resources are made available to provide new directors with a proper orientation to both the Corporation and their duties and responsibilities as directors and to provide other directors with appropriate continuing education opportunities.
In accordance with NI 58-101 and NP 58-201, new directors are provided with details of the Corporation's organizational structure, the structure of the Board and its committees, compliance requirements for directors, corporate policies and by-laws. They also meet with a number of directors and senior management personnel of the Corporation and its material subsidiaries to learn of the functions and activities of the Corporation.
In accordance with NI 58-101 and NP 58-201, the Corporation has a process to provide an orientation and education program for new recruits to the Board. Such orientation and education program consists of orientation sessions with management.
8.     Board Access to Management, Outside Counsel and Advisors
The Board has complete access to members of senior management and the Corporation's outside counsel and advisors. It is the obligation of each director to use good judgment to ensure such contact with senior management is not distracting to the business and operations of the Corporation and that, except as may be inappropriate, the Chief Executive Officer is advised of all retainers with outside counsel and advisors. The Board and its committees may invite any member of senior management, employee, outside advisor or other person to attend any of their meetings.
The Board and any of its committees may retain an outside advisor at the expense of the Corporation at any time and have the authority to determine the advisor's fees and other retention terms, provided that if the fees and expenses of any such outside advisor retained by a committee of the Board exceed, or are expected to exceed, $100,000, the approval of the full Board for such retainer will be required. Individual directors may retain an outside advisor at the expense of the Corporation with the approval of the Board.
9.     Performance Assessment of the Board and its Committees
The Corporate Governance and Nominating Committee will continually review the effectiveness of the Board and its committees in fulfilling their duties and responsibilities. In addition, the Corporate Governance and Nominating Committee will evaluate individual directors to assess their suitability for nomination for re-election.
10.     Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics (the "Code"). The purpose of the Code is to ensure that the Corporation maintains a high level of trust and integrity and meets high ethical standards. Copies of this Code are available on the Corporation's website at www.kingsway-financial.com.
The Board monitors compliance with its Code and satisfies itself regarding compliance with its Code by requiring that executives and directors annually certify compliance with the Code.
To ensure that directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest, we require disclosure of all related party transactions and agreements and ask that directors recuse themselves when a conflict arises.
11.     Feedback
The Board welcomes input and comments from shareholders of the Corporation. Input or comments for the Board or its committees should be directed to the Chair.

SCHEDULE “B”
KINGSWAY FINANCIAL SERVICES INC.
2013 EQUITY INCENTIVE PLAN

I.    INTRODUCTION
1.1     Purposes. The purposes of the Kingsway Financial Services Inc. 2013 Equity Incentive Plan (this “Plan”) are (i) to align the interests of the Company's shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success; (ii) to advance the interests of the Company by attracting and retaining officers and other employees; and (iii) to motivate such persons to act in the long‑term best interests of the Company and its shareholders.
1.2    Certain Definitions.

“Accumulation Period” shall mean the period ending on December 31, 2013, during which eligible officers of the Company shall be permitted to accumulate Common Shares that are used to determine the Restricted Stock awards granted to such officers pursuant to Article III.
“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.
“Board” shall mean the Board of Directors of the Company.
“Cause” shall mean a participant's involuntary separation from employment for any of the following reasons: (i) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the participant's duties as an employee of the Company that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company's policies and practices; (ii) intentional damage to the Company's assets; (iii) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (iv) improper, willful and material disclosure or use of the Company's confidential information or other willful material breach of the participant's duty of loyalty to the Company; (v) a willful, material violation of the Company's policies and procedures as set out in its employee handbook or a material violation of the Company's code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (vi) the participant's willful failure or refusal to follow the lawful and good faith directions of the Company, as determined in good faith by the Company.
“Change in Control” shall have the meaning set forth in Section 4.8(b).
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Committee” shall mean the Committee designated by the Board or a subcommittee thereof, consisting of two or more members of the Board, each of whom may be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; (ii) an “outside director” within the meaning of Section 162(m) of the Code; and (iii) “independent” within the meaning of the rules of the Toronto Stock Exchange and the New York Stock Exchange or, if the Common Shares are not listed on the Toronto Stock Exchange or the New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which the Common Shares are then traded.
“Common Share” shall mean a common share of the Company, and all rights appurtenant thereto.
“Company” shall mean Kingsway Financial Services Inc., an Ontario corporation, or any successor thereto.
“Corporate Transaction” shall have the meaning set forth in Section 4.8(b).
“Disability” shall mean the inability of a participant to continue employment with the Company or a Subsidiary due to a long-term disability for which benefits are claimed or received under an insurance plan established by the Company or a Subsidiary.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Expiration Date” shall mean the date on which a Stock Option expires pursuant to Section 2.3(d) of this Plan.
“Fair Market Value” shall mean the closing transaction price of a Common Share as reported on the New York Stock Exchange on the date as of which such value is being determined or, if the Common Shares are not listed on the New York Stock Exchange, the closing transaction price of a Common Share on the principal national stock exchange on which the Common Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.
“Incumbent Board” shall have the meaning set forth in Section 4.8(b).
“Outstanding Common Shares” shall have the meaning set forth in Section 4.8(b).
“Outstanding Voting Securities” shall have the meaning set forth in Section 4.8(b).
“Person” shall have the meaning set forth in Section 4.8(b).
“Prior Plan” shall mean the Company's Stock Option Plan, as in effect immediately prior to the adoption of this Plan, which shall terminate upon the approval of this Plan by the shareholders of the Company.
“Replacement Option” shall mean a Stock Option granted in exchange for the cancellation of a stock option granted under the Prior Plan, pursuant to Section 2.1 of this Plan.
“Restricted Stock” shall mean Common Shares granted pursuant to Article III which are subject to a Restriction Period.
“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.
“Restriction Period” shall mean any period designated by the Committee during which the Common Shares subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.
“Stock Option” shall mean an option to purchase Common Shares which is granted pursuant to Article II.
“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.
“Tax Date” shall have the meaning set forth in Section 4.5.
1.3    Administration. This Plan shall be administered by the Committee. The following awards may be made under this Plan to eligible persons: (i) options to purchase Common Shares and (ii) Restricted Stock Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and the number of Common Shares, the exercise price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that all or a portion of any outstanding Restricted Stock Award shall become vested and that the Restriction Period applicable to such Restricted Stock Award shall lapse. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.
The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the President and Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the President and Chief Executive Officer or other executive officer of the Company with regard to the grant of a Stock Option to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period a Stock Option to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the President and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.
No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Articles of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time.
A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.
1.4    Eligibility. Participants in this Plan shall consist of such officers and other employees of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary and all references to employment shall also mean service to the Company as an independent contractor. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on a leave of absence.
1.5    Shares Available. Subject to adjustment as provided in Section 4.7, (i) 355,625 Common Shares shall be available for all Replacement Options granted pursuant to Section 2.1, (ii) 300,000 Common Shares shall be available for all Stock Options granted pursuant to Section 2.2 and (iii) 1,972,345 Common Shares shall be available for all Restricted Stock awards granted pursuant to Section 3.1, which in the case of clause (iii) is equal to 15% of the number of Common Shares outstanding as of the date of the Company's 2013 annual and special meeting of shareholders.
Common Shares to be delivered under this Plan shall be made available from authorized and unissued Common Shares.
1.6    Per Person Limits. To the extent necessary for a Stock Option to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, the maximum number of Common Shares with respect to which Stock Options may be granted during any fiscal year of the Company to any person shall be 300,000, subject to adjustment as provided in Section 4.7.
II. STOCK OPTIONS
2.1    Replacement Options. Subject to shareholder approval of an option exchange program at the Company's 2013 annual and special meeting of shareholders, each stock option outstanding under the Prior Plan that is held by a current employee of the Company as of a date specified by the Committee shall, at the election of such employee, be canceled and replaced with a Replacement Option granted under this Plan to purchase a number of Common Shares equal to the number of Common Shares subject to the canceled option. Each stock option outstanding under the Prior Plan that is not exchanged for a Replacement Option in accordance with this Section 2.1 shall remain outstanding in accordance with the terms of the Prior Plan and the applicable award agreement.
2.2    New Stock Options. In addition to the Replacement Options, but subject to the limits set forth in Sections 1.5 and 1.6, the Committee may, in its discretion, grant Stock Options to purchase Common Shares to such eligible persons as may be selected by the Committee. The number of Common Shares subject to each Stock Option granted pursuant to Section 2.2 shall be determined by the Committee in its sole discretion.
2.3    Terms Applicable to Replacement Options and New Options. The Stock Options granted under Sections 2.1 and 2.2 of this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:
(a)Nonqualified Options. The Stock Options are not intended to qualify as incentive stock options, within the meaning of Section 422 of the Code.

(b)Exercise Price. The exercise price of each Stock Option shall be equal to the exercise price of the warrants to be granted in connection with the first capital raising transaction to occur after the effective date of this Plan pursuant to which warrants are granted; provided that in no event shall such exercise price be less than 100% of the Fair Market Value of a Common Share as of the date of grant.
(c)Vesting and Exercisability. Each Stock Option shall be immediately vested and exercisable as of the date of grant. An exercisable Stock Option, or portion thereof, may be exercised only with respect to whole Common Shares.
(d)Expiration Date. Except to the extent earlier exercised pursuant to Section 2.3(e) of the Plan, each Stock Option shall terminate at 5:00 p.m., Central time, on the fourth anniversary of the grant date, regardless of whether the holder of such Stock Option remains in employment with the Company through such expiration date; provided that if the fourth anniversary of the grant date shall occur during or within 10 business days after a period (a “Black-out Period”) in which the participant is restricted from buying or selling Common Shares under the Company's trading policy or applicable law, such Stock Option instead shall terminate on the 10th business day after the end of the Black-out Period.
(e)Method of Exercise. A Stock Option may be exercised (i) by giving written notice to the Company specifying the number of whole Common Shares to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash or (B) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise and (ii) by executing such documents as the Company may reasonably request. No Common Shares shall be issued and no certificate representing Common Shares shall be delivered until the full exercise price therefor and any withholding taxes thereon, as described in Section 4.5, have been paid (or arrangement made for such payment to the Company's satisfaction).
2.4    No Repricing. Subject to Section 2.1, Section 4.7 and Section 4.8, the Committee shall not, without the approval of the shareholders of the Company, (i) reduce the exercise price of any previously granted Stock Option; (ii) cancel any previously granted Stock Option in exchange for another Stock Option with a lower exercise price; or (iii) cancel any previously granted Stock Option in exchange for cash or another award if the exercise price of such Stock Option exceeds the Fair Market Value of a Common Share on the date of such cancellation.
III. RESTRICTED STOCK AWARDS
3.1    Number of Shares Granted. Within 60 days after the end of the Accumulation Period, the Company shall grant to each officer of the Company designated by the Committee a number of shares of Restricted Stock equal to 300% of the sum of (i) the number of Common Shares held by such officer as of end of the Accumulation Period and (ii) the number of Common Shares subject to warrants held by such officer as of the end of the Accumulation Period, regardless of the manner in which such Common Shares were acquired by such officer; provided that, to the extent the aggregate number of shares of Restricted Stock to be granted pursuant to this Section 3.1 would exceed the maximum number of Common Shares available for Restricted Stock Awards pursuant to Section 1.5, the number of shares of Restricted Stock granted to each eligible participant shall be reduced proportionately. To the extent the maximum number of Common Shares available for Restricted Stock Awards pursuant to Section 1.5 exceeds the aggregate number of Common Shares that become subject to the Restricted Stock Awards granted pursuant to this Section 3.1, such excess Common Shares shall cease to be available for grant under this Plan.
3.2    Terms of Restricted Stock Awards. Subject to Section 4.8 of the Plan, Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:
(a)    Vesting and Forfeiture. The shares of Restricted Stock shall become fully vested, and the Restriction Period shall lapse, as of the tenth anniversary of the date of grant if the participant remains in continuous employment with the Company through such anniversary.
(b)    If the Company terminates a participant's employment prior to the tenth anniversary of the date of grant for a reason other than Cause or Disability, all of the shares of Restricted Stock held by such participant shall become fully vested, and the Restriction Period shall immediately lapse.
(c)    If a participant's employment with the Company terminates prior to the tenth anniversary of the date of grant due to the participant's death or a termination of the participant's employment by the Company due to Disability, a prorated number of the shares of Restricted Stock shall become vested, based on the number of full months of employment completed between the date of grant and the date of the participant's death or termination of employment, and all other shares of Restricted Stock held by such participant shall be forfeited.
(d)    If a participant's employment with the Company terminates prior to the tenth anniversary of the date of grant as a result of termination by the Company for Cause, then all of the shares of Restricted Stock held by such participant shall be forfeited.
(e)    Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 4.6, indicating that the ownership of the Common Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company for cancellation all or a portion of the Common Shares subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period, subject to the Company's right to require payment of any taxes in accordance with Section 4.5, the restrictions shall be removed from the requisite number of any Common Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Common Shares shall be delivered to the holder of such award.
(f)Rights with Respect to Restricted Stock Awards. The holder of Restricted Stock shall have all rights as a shareholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that a distribution with respect to Common Shares, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the Common Shares with respect to which such distribution was made.
IV.    GENERAL
4.1    Effective Date and Term of Plan. This Plan shall be submitted to the shareholders of the Company for approval at the Company's 2013 annual and special meeting of shareholders and, if so approved, the Plan shall become effective as of the date on which the Plan was approved by the Board. This Plan shall terminate as of the date on which all of the shares available under Section 1.5 have become subject to awards granted under this Plan unless the Plan is terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan. In the event that this Plan is not approved by the shareholders of the Company at the Company's 2013 annual and special meeting of shareholders, this Plan and any awards hereunder shall be void and of no force or effect.
4.2    Amendments.
(a)    The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company's shareholders if shareholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code or any rule of the Toronto Stock Exchange, the New York Stock Exchange or any other stock exchange on which the Common Shares are then traded; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder, except to the extent required by applicable law or regulatory requirements. Any amendment under this Section shall be subject to all necessary regulatory approvals.
(b)    Notwithstanding Section 4.2(a), no amendments to the Plan or an award agreement to:
(i)reduce the exercise price of any Stock Options, or cancel and reissue any Stock Options so as to in effect reduce the exercise price (other than pursuant to Section 4.7 or 4.8 hereof);
(ii)extend the date on which a Stock Option would otherwise expire without having been exercised, or on which it would be forfeited or terminated for the benefit of insiders;
(iii)increase the fixed maximum number of Common Shares reserved for issuance under this Plan (including a change from a fixed maximum number of Common Shares to a fixed maximum percentage of Common Shares); or
(iv)revise these amending provisions set forth in this Section 4.2;
shall be made without obtaining approval of the shareholders of the Company in accordance with the requirements of the Toronto Stock Exchange and the New York Stock Exchange, as applicable.
(c)    No amendment, suspension or discontinuance of the Plan or of any award may contravene the requirements of the Toronto Stock Exchange, the New York Stock Exchange or any other stock exchange on which the Common Shares are then traded, any securities commission or other regulatory body to which the Plan or the Company is now or may hereafter be subject to. Termination of the Plan shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to awards granted under the Plan prior to the date of such termination.

4.3    Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.
4.4    Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Committee or, to the extent expressly permitted in the

Agreement relating to such award, to the holder's family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.
4.5    Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any Common Shares or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole Common Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Common Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole Common Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of a Stock Option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent permitted by the Committee. Common Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a Common Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.
4.6    Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Common Shares subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Common Shares delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder, or other applicable securities laws.
4.7    Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation) that causes the per share value of Common Shares to change, such as a stock dividend, stock split, reverse stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan with respect to Replacement Options, other Stock Options and Restricted Stock Awards, the terms of each outstanding Stock Option (including the number and class of securities subject to each outstanding Stock Option and the exercise price per share), the terms of each outstanding Restricted Stock Award (including the number and class of securities subject thereto) and the maximum number of securities with respect to which Stock Options may be granted during any fiscal year of the Company to any one participant shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Stock Options without an increase in the aggregate exercise price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.
4.8    Change in Control.
(a)    Upon a Change in Control:
(i)all outstanding Restricted Stock Awards immediately shall become fully vested and the Restriction Period applicable to such awards immediately shall lapse in full; and
(ii)the Board (as constituted immediately prior to such Change in Control) may in its discretion:
(A)require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the Common Shares subject to an outstanding

Stock Option, with an appropriate and equitable adjustment to such award as shall be determined by the Board in accordance with Section 4.7; and/or
(B)require outstanding Stock Options, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (1) a cash payment in an amount equal to the aggregate number of Common Shares then subject to the portion of such Stock Option surrendered multiplied by the excess, if any, of the Fair Market Value of a Common Share as of the date of the Change in Control, over the exercise price per Common Share subject to such Stock Option; (2) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (1) above; or (3) a combination of the payment of cash pursuant to clause (1) above and the
(b)     A “Change in Control” means any of the following events:
(i)    the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (x) the then outstanding Common Shares (the “Outstanding Common Shares”) or (y) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company); (B) any acquisition by the Company; (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 4.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 50% or more of the Outstanding Common Shares or 50% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Shares or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;
(ii)    individuals who, as of the effective date of this Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least 75% of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;
(iii)the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (A) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Shares and the Outstanding Voting Securities, as the case may be, (B) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Common Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or
(iv)    the consummation of a plan of complete liquidation or dissolution of the Company.

4.9    No Right of Participation, Employment or Service. Unless otherwise set forth in an award agreement, employment agreement or any other agreement between the Company and a participant, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder. Further, participation in the Plan is voluntary.
4.10    Rights as Shareholder. No person shall have any right as a shareholder of the Company with respect to any Common Shares or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a shareholder of record with respect to such Common Shares or equity security.
4.11    Designation of Beneficiary. The Committee may permit the holder of an award to file with the Company a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death or incapacity. To the extent an outstanding Stock Option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Stock Option pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder's lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder's executor, administrator, legal representative or similar person.
4.12    Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or applicable federal law, shall be governed by the laws of Ontario and construed in accordance therewith without giving effect to principles of conflicts of laws.
4.13    Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.
4.14    Awards Subject to Clawback. The awards granted under this Plan and any cash payment or Common Shares delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.
4.15    Section 409A of the Code. It is intended that Awards under the Plan either be excluded from or comply with the requirements of Section 409A of the Code, and the guidance and regulations issued thereunder and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and Awards shall be structured consistent with such intent. In the event that any Award is subject to but fails to comply with Section 409A of the Code, the Committee may revise the terms of the grant to correct such noncompliance to the extent permitted under any guidance, procedure or other method promulgated by the Internal Revenue Service now or in the future or otherwise available that provides for such correction as a means to avoid or mitigate any taxes, interest or penalties that would otherwise be incurred by a participant on account of such noncompliance; provided, however, that in no event whatsoever shall the Company or any Subsidiary be liable for any additional tax, interest or penalty imposed upon or other detriment suffered by a participant under Section 409A of the Code or damages for failing to comply with Section 409A of the Code.

SCHEDULE “C”
Amendment to the Articles of Incorporation OF KINGSWAY FINANCIAL SERVICES INC.
The Articles of the above corporation are amended as follows:
1.    To create an unlimited number of Class A Preferred Shares issuable in series (the “Preferred Shares”).
2.    To provide that the Preferred, Shares, issuable in series, and the common shares shall have attached thereto the following rights, privileges, restrictions and conditions:
1.    PREFERRED SHARES
1.1    The preferred shares shall be issuable in series and the Board of Directors of the Corporation shall have the right, from time to time, to fix the number of shares in, and to determine the designation, rights, privileges, restrictions and conditions attaching to, the preferred shares of each series subject to the limitations, if any, set out in the Articles of the Corporation.
1.2    The holders of any series of the preferred shares shall be entitled to receive in priority to the holders of common shares and of shares of any other class of the Corporation ranking subordinate to the preferred shares, as and when declared by the Board of Directors of the Corporation, dividends in the amounts specified or determinable in accordance with the rights, privileges, restrictions and conditions attaching to the series of which such preferred shares form part.
1.3    Upon any liquidation, dissolution or winding-up of the Corporation or other distribution of the assets of the Corporation among shareholders for the purpose of winding up its affairs, before any amount shall be paid to or any assets distributed among the holders of common shares or of shares of any other class of the Corporation ranking subordinate to the preferred shares, the holders of the preferred shares shall be entitled to receive with respect to the shares of each series thereof all amounts which may be provided in the Articles of the Corporation to be payable thereon in respect of return of capital, premium and accumulated dividends remaining unpaid, including all cumulative dividends, whether or not declared. Unless the Articles of the Corporation otherwise provide with respect to any series of the preferred shares, after payment to the holders of the preferred shares of the amounts provided in the Articles of the Corporation to be payable to them, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.
1.4    Unless the Articles of the Corporation otherwise provide with respect to any series of the preferred shares, the holders of the preferred shares shall not be entitled to receive any notice of or attend any meeting of shareholders of the Corporation and shall not be entitled to vote at any such meeting: provided that at any meeting of shareholders at which, notwithstanding the foregoing, the holders of the preferred shares are required or entitled by law to vote separately as a class or a series, each holder of the preferred shares of any series thereof shall be entitled to cast one vote in respect of each such share held.
1.5    The holders of the preferred shares shall not be entitled to vote separately as a class and, unless the Articles of the Corporation otherwise provide, the holders of any series of the preferred shares shall not be entitled to vote separately as a series, pursuant to subsection 170(1) of the Business Corporations Act (Ontario), upon a proposal to amend the Articles of the Corporation in the case of an amendment of a kind referred to in paragraphs (a), (b) and (e) of such subsection.
1.6    Any meeting of shareholders at which the holders of the preferred shares are required or entitled by law to vote separately as a class or a series shall, unless the Articles of the Corporation otherwise provide, be called and conducted in accordance with the by-laws of the Corporation; provided that no amendment to or repeal of the provisions of such by-laws made after the date of the first issue of any of the preferred shares by the Corporation shall be applicable to the calling and conduct of meetings of holders of the preferred shares voting separately as a class or as a series unless such amendment or repeal has been theretofore approved by an ordinary resolution adopted by the holders of the preferred shares voting separately as a class.
2.    COMMON SHARES
2.1    The common shares shall entitle the holders thereof to one vote per common share at all meetings of shareholders, except meetings at which only holders of another specified class or series of shares are entitled to vote. The holders of common shares shall have the right, subject to the rights, privileges, restrictions and conditions attaching to any series of the preferred shares of the Corporation, to receive any dividend declared on the common shares by the Corporation and the remaining property of the Corporation on dissolution.
2.2    Subject to paragraph 2.1, the holders of common shares shall not be entitled to vote separately as a class pursuant to subsection 170(1) of the Business Corporations Act (Ontario), upon a proposal to amend the Articles of the Corporation in the case of an amendment of a kind referred to in paragraphs (a), (b) and (e) of such subsection.

C-1

SCHEDULE “D”
Section 185 of the OBCA
Rights of dissenting shareholders
185.  (1)  Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,
(a) amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;
(b) amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;
(c) amalgamate with another corporation under sections 175 and 176;
(d) be continued under the laws of another jurisdiction under section 181; or
(e) sell, lease or exchange all or substantially all its property under subsection 184 (3), a holder of shares of any class or series entitled to vote on the resolution may dissent. R.S.O. 1990, c. B.16, s. 185 (1).
Idem
(2)  If a corporation resolves to amend its articles in a manner referred to in subsection 170 (1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,
(a) clause 170 (1) (a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or
(b) subsection 170 (5) or (6). R.S.O. 1990, c. B.16, s. 185 (2).
One class of shares
(2.1)  The right to dissent described in subsection (2) applies even if there is only one class of shares. 2006, c. 34, Sched. B, s. 35.
Exception
(3)  A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,
(a) amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or
(b) deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986. R.S.O. 1990, c. B.16, s. 185 (3).
Shareholder's right to be paid fair value
(4)  In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted. R.S.O. 1990, c. B.16, s. 185 (4).
No partial dissent
(5)  A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder. R.S.O. 1990, c. B.16, s. 185 (5).
Objection
(6)  A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder's right to dissent. R.S.O. 1990, c. B.16, s. 185 (6).
Idem
(7)  The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6). R.S.O. 1990, c. B.16,s. 185 (7).

Notice of adoption of resolution
(8)  The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection. R.S.O. 1990, c. B.16, s. 185 (8).
Idem
(9)  A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights. R.S.O. 1990, c. B.16, s. 185 (9).
Demand for payment of fair value
(10)  A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,
(a) the shareholder's name and address;
(b) the number and class of shares in respect of which the shareholder dissents; and
(c) a demand for payment of the fair value of such shares. R.S.O. 1990, c. B.16, s. 185 (10).
Certificates to be sent in
(11)  Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent. R.S.O. 1990, c. B.16,s. 185 (11).
Idem
(12)  A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section. R.S.O. 1990, c. B.16, s. 185 (12).
Endorsement on certificate
(13)  A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder. R.S.O. 1990, c. B.16,s. 185 (13).
Rights of dissenting shareholder
(14)  On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,
(a) the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);
(b) the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or
(c) the directors revoke a resolution to amend the articles under subsection 168 (3), terminate an amalgamation agreement under subsection 176 (5) or an application for continuance under subsection 181 (5), or abandon a sale, lease or exchange under subsection 184 (8), in which case the dissenting shareholder's rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10), and the dissenting shareholder is entitled, upon presentation and surrender to the corporation or its transfer agent of any certificate representing the shares that has been endorsed in accordance with subsection (13), to be issued a new certificate representing the same number of shares as the certificate so presented, without payment of any fee. R.S.O. 1990, c. B.16, s. 185 (14).
Offer to pay
(15)  A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,
(a) a written offer to pay for the dissenting shareholder's shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or
(b) if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares. R.S.O. 1990, c. B.16,s. 185 (15).
Idem

(16)  Every offer made under subsection (15) for shares of the same class or series shall be on the same terms. R.S.O. 1990, c. B.16,s. 185 (16).
Idem
(17)  Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made. R.S.O. 1990, c. B.16, s. 185 (17).
Application to court to fix fair value
(18)  Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder. R.S.O. 1990, c. B.16, s. 185 (18).
Idem
(19)  If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow. R.S.O. 1990, c. B.16, s. 185 (19).
Idem
(20)  A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19). R.S.O. 1990, c. B.16, s. 185 (20).
Costs
(21)  If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders. R.S.O. 1990, c. B.16, s. 185 (21).
Notice to shareholders
(22)  Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,
(a) has sent to the corporation the notice referred to in subsection (10); and
(b) has not accepted an offer made by the corporation under subsection (15), if such an offer was made, of the date, place and consequences of the application and of the dissenting shareholder's right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions. R.S.O. 1990, c. B.16, s. 185 (22).
Parties joined
(23)  All dissenting shareholders who satisfy the conditions set out in clauses (22)(a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application. R.S.O. 1990, c. B.16, s. 185 (23).
Idem
(24)  Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders. R.S.O. 1990, c. B.16, s. 185 (24).
Appraisers
(25)  The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders. R.S.O. 1990, c. B.16, s. 185 (25).
Final order
(26)  The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22) (a) and (b). R.S.O. 1990, c. B.16, s. 185 (26).
Interest

(27)  The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment. R.S.O. 1990, c. B.16, s. 185 (27).
Where corporation unable to pay
(28)  Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares. R.S.O. 1990, c. B.16, s. 185 (28).
Idem
(29)  Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,
(a) withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder's full rights are reinstated; or
(b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders. R.S.O. 1990, c. B.16, s. 185 (29).
Idem
(30)  A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,
(a) the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or
(b) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities. R.S.O. 1990, c. B.16, s. 185 (30).
Court order
(31)  Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission. 1994, c. 27, s. 71 (24).
Commission may appear
(32)  The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation. 1994, c. 27, s. 71 (24).

SCHEDULE “E”
RESOLUTION: CREATION OF PREFERRED SHARES
“RESOLVED, AS A SPECIAL RESOLUTION OF SHAREHOLDERS THAT:

1)
The Corporation be and is hereby authorized to file an amendment to the Corporation's articles of incorporation to create an unlimited number of shares of a class designated as Preferred Shares, issuable in series, as set out in Schedule “D” to the Corporation's Management Information Circular and Proxy Statement dated April , 2013.

2)
Any director or officer of the Corporation be and hereby is, authorized and empowered, acting for, in the name of and on behalf of the Corporation, to do all things and execute all instruments necessary or desirable to give effect to this special resolution including, without limitation, to execute, under seal of the Corporation or otherwise, and to deliver certificate of amendment, to the Director under the Business Corporations Act (Ontario); and

3)
Notwithstanding that this special resolution has been duly passed by the shareholders of the Corporation, the Board, in its sole discretion, is hereby authorized and empowered to revoke this special resolution at any time prior to the issuance of a Certificate of Amendment giving effect to the amendment to the Corporation's articles of incorporation and to determine not to proceed with the amendment without the further approval of or notice to the shareholders of the Corporation.”

E-1

Any questions and requests for assistance may be directed to the
Proxy Solicitation Agent:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2
www.kingsdaleshareholder.com

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Outside North America, Banks and Brokers Call Collect: 416-867-2272

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9
CANADA
Security Class     COMMON NEW

Holder Account Number

C1234567890    I N D

Form of Proxy - Annual and Special Meeting of the Shareholders to be held on May 13, 2013

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy
1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.
8. To be valid, this proxy must be received by 1:00 PM (Eastern Time) on Thursday, May 9, 2013, being the time that is not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the meeting or any adjournment or postponement of the meeting. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion without notice.
9. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 1:00 p.m., Eastern Time, on May 9, 2013.
VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone:
Call the number listed BELOW from a touch tone telephone.
1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet:
Go to the following web site:
www.investorvote.com
Smartphone?
Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy.

Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.
CONTROL NUMBER 23456 78901 23456

Appointment of Proxyholder

I/We, being holder(s) of Kingsway Financial Services Inc. (the "Corporation")
hereby appoint: SPENCER L. SCHNEIDER, Chairman of the Board or failing him, LARRY G. SWETS, JR., President and Chief Executive Officer
of the Corporation,

OR

Print the name of the person you are appointing if this person is someone other than the
Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of the Corporation to be held at the offices of Norton Rose Canada LP, Suite 3800, Royal Bank Plaza, South Tower, Toronto, ON on May 13, 2013 at 1:00 p.m. (Eastern Time) and at any adjournment or postponement thereof, whether or not the amendment or other matter that comes before the meeting is or is not routine and whether or not the amendment or other matter that comes before the meeting is contested.

VOTING RECOMMENDATIONS ARE INDICATED HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Gregory P. Hannon			02. Terence M. Kavanagh			03. Spencer L. Schneider

04. Joseph Stilwell

2. Approval of the Appointment of Auditors

The appointment of BDO USA LLP as auditors of the Corporation for the ensuing year and authorizing the directors to set their remuneration

For	Withhold

3. Approval of the 2013 Equity Incentive Plan

Approval of the adoption of the 2013 Equity Incentive Plan by the Board, as more fully described in the accompanying management information circular and proxy statement.

For	Against	Abstain

4. Approval of the Option Exchange Program

The approval of the Option Exchange Program by the Board, as more fully described in the accompanying management information circular and proxy statement.

For	Against	Abstain

5. Approval of Amendment to the Articles of Incorporation

The approval of a special resolution to amend the Corporation's articles of incorporation to create an unlimited number of preferred shares, issuable in series, and to be designated as "Class A Preferred Shares", as more fully described in the accompanying management information circular and proxy statement.

For	Against	Abstain

6. Advisory Vote on Executive Compensation

Approval, on a non-binding and advisory basis, of the compensation of the named executive officers of the Corporation (say-on-pay).

For	Against	Abstain

Authorized Signature(s) - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature (s)	Date
DD/MM/YY

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